UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-03023

    Forum Funds

(Exact name of registrant as specified in charter)

    Forum Funds Three Canal Plaza, Suite 600, Portland, Maine 04101

(Address of principal executive offices) (Zip code)

    Citi Fund Services 3435 Stelzer Road, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:     614-470-8000

Date of fiscal year end:     May 31

Date of reporting period:     June 1, 2009 – November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT

November 30, 2009

(Unaudited)

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The views in this report contained herein were those of the Funds’ investment advisor, Brown Advisory, Inc. and/or a Fund’s sub-advisor as of November 30, 2009 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of November 30, 2009. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

Glossary of Terms

November 30, 2009

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

Gross Domestic Product (“GDP”) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Barclays Capital 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital U.S. Aggregate Index.

Barclays Capital Intermediate U.S. Government/Credit Bond Index represents intermediate and long-term government and investment-grade corporate debt securities having maturities of greater than one year.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Morgan Stanley Capital Index, Europe, Australiasia and Far East Index (“MCSI EAFE Index”) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund . Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

During the six-month period ended November 30, 2009, Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) returned 24.62%. The Fund’s return was ahead of its stated benchmarks, the Russell 1000® Growth Index1 returned 20.67% and the S&P 500 Index1 returned 20.50%.

The impressive market returns over the last several months are more reflective of an economy in which the worst-case scenario has been taken off the table, leading to a recalibration in earnings multiples. Rather, extreme lows in investor sentiment, as we saw earlier in the year, led to very substantial stock price returns over a fairly short period. It appears that some sense of a recovery is beginning to take shape given the efforts of central bankers around the globe. However, there is still a fair amount of debate about the potential breadth and depth of that recovery. While we may have opinions on these points, the bulk of our analysis is not spent in forming a top-down, macro-driven view. Instead, we remain vigilant in analyzing individual business models in order to find unique, sustainable growth opportunities that stand to benefit from long-term, secular trends regardless of the broader economic cycle.

To that end, we have been busy upgrading the portfolio over the last six months. We added two new ideas to the portfolio and eliminated three companies in order to fund the new holdings. Electronic Arts, Inc. (“Electronic Arts”) was sold in favor of QUALCOMM, Inc. (“QCOM”). QCOM develops and licenses industry-leading technology that governs how wireless devices transmit and receive voice and data communications. We think the company will benefit as handset and mobile internet usage expands globally. Electronic Arts, alternatively, has recently underperformed peers in sales of once-dominant franchises while being slow to develop new titles for emerging systems, particularly the Wii.

We also initiated a position in ABB, Ltd. ADR (“ABB”), a global provider of power and automation technology to utility and industrial customers, with a particular concentration in emerging markets. Due to the underlying infrastructure growth in developing markets, ABB is guiding for revenue growth of greater than 15% over the next few years. We funded our investment in ABB by selling our position in Microsoft Corp. (“MSFT”). With a revenue base of almost $60 billion, an already market leading share of PC operating systems, and a series of interesting but smaller sub-businesses that will not be large enough to really change the company’s growth trajectory, we think MSFT has a growth rate below our long-term hurdle.

Lastly, we eliminated our long-held position in Comcast Corp. (“Comcast”). Comcast’s new subscriber growth has been below expectations for some time, but we had been comfortable that they would eventually recover. Our decision to exit the stock came on the heels of the company’s announcement that they were in discussions to acquire NBC Universal. We felt this transaction was an imprudent allocation of capital and a red-flag against management.

The top five contributors to performance during the last six months were Intuitive Surgical, Inc. (“Intuitive”), Cognizant Technology Solutions Corp. (“Cognizant”), Apple, Inc. (“Apple”), Accenture PLC, and Salesforce.com, Inc. (“Salesforce.com”). Intuitive, makers of the daVinci surgical robot system, enjoys almost no direct competition. Sales have remained remarkably steady, even in the face of a weakened economy. Cognizant and Salesforce.com should benefit as corporations look to improve their operations while reducing costs. Apple whose iPods have garnered enough gravity in consumers’ minds that their product is now the generic term for all digital music devices, continues to produce new technologies. Additionally, its iTunes and App Store services are unparalleled.

Some stocks that hindered performance during the past six months were Jacobs Engineering Group, Inc. (“Jacobs”), Electronic Arts, Bank of New York Mellon Corp. (“BNYM”), and Charles Schwab Corp. (“Charles Schwab”). We remain confident in Jacobs. Jacobs sold off very recently following a quarter in which management was reluctant to bid on one-off, fixed-price

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders, continued

November 30, 2009

contracts. The company prefers instead to participate in long-term deals in which it can build lasting relationships with its customers. We felt the sell-off was overdone and added to the stock. BNYM, and Charles Schwab, alternatively, were not as impacted by the credit crisis earlier this year and their stock prices held up better than those of other financial companies. As a result, their share prices have lagged somewhat relative to their peers whose share prices rebounded from apocalyptic scenarios.

The equity markets in 2009 have certainly not lacked for excitement. The year started as one of the most challenging in recent memory, while the rebound since March has been nothing short of incredible. We are comforted by the thought that the Fund’s portfolio has done quite well overall, outperforming the index in both the down market at the beginning of the year and the strong rally that followed. We look forward to 2010, and appreciate your continued support.

Sincerely,

Kenneth M. Stuzin, CFA

Portfolio Manager

Geoffrey R. B. Carey, CFA

Portfolio Manager

Brown Advisory Value Equity Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

During the six-month period ended November 30, 2009, Brown Advisory Value Equity Fund Institutional Shares (the “Fund”) posted a positive total return of 26.68%. During the same period, the Russell 1000® Value Index1 (the “Index”) returned 20.19% and the S&P 500 Index1 returned 20.50%.

Notwithstanding our inclination to maintain a margin of safety in the portfolio and a rally that was driven primarily by low-quality companies, the Fund enjoyed solid performance during the six months. The rally since early March, which is the largest rebound in postwar history, has restored the market averages to levels that appear to discount several important expectations:

1.	earnings have bottomed and 2010 earnings growth may be robust;
2.	sales growth will return soon, although at modest levels;
3.	the credit cycle has seen its worst and will slowly get better;
4.	inflation, interest rates, and the dollar will stay benign for the next several years.

We generally agree with the scenarios in points 1, 2, and 3. At the same time, we do not believe that a meaningful economic recovery can occur without money velocity picking up—a likely precursor to higher inflation. Our best guess is that when the activity level reaches a tipping point, the mass of money created to mitigate the credit crisis will begin to provide the fuel for a period with substantial inflation. In our view, the dollar’s weakness and the strength of industrial commodity markets, precious metals, and equities themselves (asset inflation) are evidence that this risk is real. What has started as yet another period of asset inflation could eventually make its way into general goods and services.

How does this impact our decision making on equities? First, it clearly implies that we need to remain sensitive to our companies’ pricing power — i.e., their ability to pass through costs in an inflationary environment. Second, it implies that the market’s valuation multiple may be capped by a rise in interest rates; thus, any investment thesis depending largely on a revaluation is suspect. Finally, exporting value-added goods and services to stronger currency countries should be relatively rewarding. These are all issues to which we have been sensitive for some time, and they are reflected in the Fund’s portfolio.

In closing, we note that at roughly 12 times next year’s estimated earnings, the portfolio trades at a meaningful discount to market averages. This relative discount could provide a compelling opportunity because market expectations for 2010 remain considerably more optimistic. Assuming those expectations are met, the portfolio could fully participate to potentially produce meaningful upside. On the other hand, if next year’s expectations are not met, the portfolio’s current discount to market averages may provide a margin of safety.

Leading contributors to performance for the six-month period include American Express Co., Franklin Resources, Inc., Illinois Tool Works, Inc., Eaton Corp. and Harris Corp. Performance laggards during the six-month period were Bank of New York Mellon Corp., Talisman Energy, Inc., Tidewater, Inc., Darden Restaurants, Inc. and ACE, Ltd.

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Value Equity Fund

A Message To Our Shareholders, continued

November 30, 2009

During the six-month period, we eliminated positions in the following companies: BAC Capital Trust XII 6.88% (Preferred Stock); BB&T Corp.; BHP Billiton Ltd. ADR; Chevron Corp.; Devon Energy Corp.; Diageo PLC ADR; Franklin Resources, Inc.; Intel Corp.; Nokia OYJ ADR; Sigma-Aldrich Corp.; Talisman Energy, Inc.; TJX Cos. Inc.; and Tiffany & Co. We initiated positions in ACE, Ltd; Darden Restaurants, Inc.; eBay, Inc.; Exxon Mobil Corp.; Harris Corp.; Medtronic, Inc. and Tidewater, Inc.

Sincerely,

Richard M. Bernstein, CFA

Portfolio Manager

Brown Advisory Flexible Value Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	International investing involves increased risk and volatility.

During the six-month period ended November 30, 2009, Brown Advisory Flexible Value Fund Institutional Shares (the “Fund”) returned 24.06%, ahead of the S&P 500 Index1 return of 20.50%.

In late 2008 and early 2009, we reached extremely negative levels in both the fundamental and the psychological aspects of the markets. It could have gotten worse, but by comparison to any post-World War II experience, we were certainly in extreme territory. The economy has started to recover, together with investor psychology, and we are no longer at the negative extremes of earlier this year. In fact, we are a long way from them. Historically, we noted that poor returns are often followed by the more positive returns. We are pleased that the pattern actually emerged.

It would be natural for the markets to “consolidate” their recent gains, but in our view, we are unlikely to go back to the significant dislocations that created the low points in either the economy or the financial markets. Over time, we expect the markets to work their way higher in line with the progress of the economy, and we believe that the Fund’s’ returns will track the earnings progress of the companies in which we have invested.

Doomsayers will point out that the economy still faces a number of problems and obstacles that could potentially impede a sustained or strong recovery. They cite debts of over-leveraged borrowers and the potential for higher inflation resulting from the large fiscal and monetary stimulus applied to avert disaster. These factors may slow progress, but they should not prevent it. The ironic upside of having some problems to address is that stock prices can improve as the problems are worked through because stock prices embed a consensus of expectations for the future.

On the positive side, many of the problems that have weighed on the markets are moving toward resolution. Capital markets are functioning again, excess housing supply is being absorbed, home prices are showing signs of stabilizing, and pent-up demand appears to be building in an economy operating well below its capacity.

As value investors with a somewhat contrarian streak, we look for companies where expectations are low and subject to revision upward. If expectations are too low, the price is likely to be too low as well, thus presenting the opportunity for a good return with low downside risk. The ideal investment opportunity is to find an otherwise strong business franchise that is undervalued due to a temporary business difficulty or the market’s perception. We then want to invest in that business just prior to a turn for the better. We believe the Fund’s investments represent good values in quality companies. The portfolio may be biased toward an improving economy but balanced across nearly all sectors.

As this decade draws to a close, we are reminded that it has been a terrible 10 years for U.S. equity market returns. Much of the responsibility for these negative returns lies not with the business progress of most large companies, but rather with their unsustainable starting point valuations. Because of the change in valuation, many companies’ share prices remained flat or even declined despite considerable growth in earnings per share. Today, in contrast, valuations are no longer stretched, and long-term growth should still be expected. Consistent with our approach over the years, we continue to seek investments in businesses with favorable economics, sustainable competitive positions, trustworthy managements and bargain valuations, with a view to earning better-than-market returns over time.

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Flexible Value Fund

A Message To Our Shareholders, continued

November 30, 2009

We appreciate the confidence that you have placed in us. Please note that we are not only managers of the Fund but are also meaningful shareholders. We remind you that we do not intend to do anything with your money that we would not do with our own.

Sincerely,

R. Hutchings Vernon

Portfolio Manager

Michael L. Foss

Portfolio Manager

Nina K. Yudell

Portfolio Manager

The “flexible value” strategy expands the bargain hunting concepts of value investing to a broad range of opportunities. Rather than label stocks as value or growth, we believe that growth is an integral part of the value equation. We look for common stocks that are undervalued based on characteristics such as earnings, dividends, cash flow and asset values, both today and in the future. We consider other factors such as competitive position, the balance and outlook for supply and demand, the quality of management and management’s focus on creating shareholder value.

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2009, Brown Advisory Small Cap Growth Fund Institutional Shares (the “Fund”) returned 20.28%. The Fund’s returns bettered those of its benchmark, the Russell 2000® Growth Index1 , which returned 14.84% over the same period. Recall that in our last few communications, we explored the notion that there were significant opportunities being created during the market turmoil that set in late last year, and that as a group, we were redoubling our efforts in order to take advantage of fear-induced valuations to invest in some great companies at bargain-basement prices. Returns over the past few months suggest our focus was directed appropriately.

The impressive market returns over the last several months are more reflective of an economy in which the worst-case scenario has been taken “off the table,” leading to a recalibration in earnings multiples. Rather, extreme lows in investor sentiment, as we saw earlier in the year, led to very substantial stock price returns over a fairly short period. It appears that some recovery is beginning to take shape given the efforts of central bankers around the globe, although there is a fair amount of debate about the potential breadth and depth of that recovery. While we may have opinions on these points, the bulk of our analysis is not spent in forming a top-down, macro-driven view. Instead, we remain vigilant in analyzing individual companies’ business models in order to find unique, sustainable growth opportunities that stand to benefit from long-term, secular trends regardless of the broader economic cycle.

Our efforts to find attractive, differentiated business models at a price where our analysis suggests the reward/risk profiles are extremely favorable are evident when looking at the number of new ideas in the portfolio. For example, we have added four new names within the healthcare space. Athenahealth, Inc., DexCom, Inc, Genoptix, Inc., and Volcano Corp. (“Volcano”) were all added over the past six months. The commonality between these four names is that each employs either industry-leading technology or a proprietary application of existing technologies to increase adoption within their respective end-markets. For example, Volcano uses two existing technologies to markedly improve coronary catheterization, while athenahealth, Inc. uses best-in-class technology to enable physicians to better manage billing processes. Hansen Medical, Illumina, Luminex, and Techne Corp. were eliminated to fund the new purchases.

The top five contributors to performance during the last six months were Orbitz Worldwide, Inc. (“Orbitz”), Harman International Industries, Inc. (“Harman”), Global Payments, Inc., Salesforce.com, Inc. and Rockwood Holdings, Inc. (“Rockwood”). In general, each of these companies has benefited as the disaster scenarios of early-2009 proved to be too dire. For example, Orbitz, Harman and Rockwood, all of which operate in consumer-centric end markets, have rebounded four-fold from March lows.

While our contributors were the beneficiaries of macro-related drivers, our detractors were mainly impacted by company-specific concerns. Some stocks that hindered performance during the past six months were Argon ST, Inc., NuVasive, Inc., and Hansen Medical. NuVasive, Inc., which markets an innovative spinal fusion system that we believe has significant long-term potential, has been impacted by a cloudy reimbursement environment. In the end, we feel the improved patient outcomes outweigh the reimbursement picture, and have added to the position on share price weakness. Conversely, we exited our position in Hansen Medical, as the company’s inability to forecast end-market demand given weak hospital capital spending led us to look for better opportunities elsewhere.

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Growth Fund

A Message To Our Shareholders, continued

November 30, 2009

The equity markets in 2009 have certainly not lacked excitement. The year started as one of the most challenging in recent memory, while the rebound since March has been nothing short of incredible. We are comforted that the portfolio has done quite well recently, and we look forward to 2010, and appreciate your continued support.

Sincerely,

Timothy W. Hathaway, CFA

Portfolio Manager

Christopher A. Berrier

Portfolio Manager

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2009, Brown Advisory Small-Cap Value Fund Institutional Shares (the “Fund”) returned 13.57% in value. During the same period, the Russell 2000® Value Index1 (the “Index”), the Fund’s benchmark, returned 17.85% in value.

For the six months ended November 30, 2009, stock prices rose significantly as a result of several factors including narrower credit spreads, stabilization in job losses and residential real estate prices and the prospect for higher corporate profits in the fourth quarter of 2009. Partially offsetting these factors were rising unemployment, falling commercial real estate prices, the poor condition of the banking industry and the approaching end of Federal Reserve programs to inject liquidity into the financial system. Although the U.S. recession ended in the second quarter, such progress clearly would not have been made without the unprecedented actions of the Federal government.

In light of the nascent economic recovery and the extraordinary monetary and fiscal actions undertaken to restart the economy, key issues for equity investors to consider are the ability of the private sector to further finance the economic recovery, the timing and degree to which employers start to add jobs, the potential lasting impacts of the recession on consumer and business behavior and when the Federal Reserve will begin to raise interest rates. Lower rates stimulate economic growth and tend to make stocks more attractive relative to fixed-income instruments. While the domestic equity market appears to be anticipating a robust economic recovery, such an outcome is far from certain. Nonetheless, funds are likely to flow into equities as long as the economy is showing signs of improvement and interest rates remain low.

The Fund’s return trailed the return of the Index for this six-month period. Our absolute return was solid but trailed that of the Index because we owned few of the deeply cyclical, low quality and highly leveraged stocks that investors favored in anticipation of an economic recovery. High quality is inherent to the Fund’s cash-flow oriented investment discipline. The adverse impact of quality on the Fund’s performance was most evident in the information technology, consumer discretionary and materials sectors. In fact, less than half of our information technology investments matched the 19% return for the comparable Index in the six-month period despite fundamentals that were broadly better than expected. In the consumer discretionary and materials sectors, this quality effect was apparent in the outsized returns of certain cyclical industries such as autos and leisure to which we had no exposure. The Fund’s investments in the financial services sector performed particularly well during the period, up 27.4% versus 13.0% for the comparable Index, with the lack of poorly performing bank stocks in the Fund being the primary reason.

From an individual stock perspective, the Fund’s largest contributors to performance included Nelnet, Inc., R.R. Donnelley & Sons Co., Kaman Corp., infoGROUP, Inc., and Silgan Holdings, Inc. The largest detractors from performance were Dolan Media Co., Argon ST, Inc., j2 Global Communications, Inc., Cal Dive International, Inc., and Jack in the Box, Inc. Recent divestitures included: Beckman Coulter, Inc., Sybase, Inc., Henry Schein, Inc., Alberto-Culver Co., Novell, Inc., Watson Wyatt Worldwide, Inc., Electro Rent Corp., Compass Minerals International, Inc., IMS Health Inc., Providence Service Corp., and Jack in the Box, Inc. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included Hatteras Financial Corp., Hercules Technology Growth Capital, Inc., Entertainment Properties Trust, Arena Resources, Inc., Deckers Outdoor Corp., Cypress Sharpridge Investments, Inc., Capstead Mortgage Corp., ACI Worldwide, Inc., Brink’s Co., CapitalSource, Inc., and Ralcorp Holdings, Inc.

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders, continued

November 30, 2009

The Fund seeks long-term capital appreciation through investments in companies that are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, we favor investments in undervalued stocks of companies with stable businesses run by highly motivated and competent management teams with discrete catalysts to potentially unlock the stock’s value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Amy K . Minella

Portfolio Manager

Eugene Fox, III

Portfolio Manager

Robert B. Kirkpatrick, CFA

Portfolio Manager

The Board of Trustees of the Trust has approved a name change for the Fund. Effective January 1, 2010, the new name of the Fund will be Brown Cardinal Small Companies Fund. In addition, the Fund’s benchmark is changing effective January 1, 2010 from the Russell 2000 Value Index to the Russell 2000 Index to better reflect the Fund’s investments.

Brown Advisory Small-Cap Fundamental Value Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

During the six-month period ended November 30, 2009, Brown Advisory Small-Cap Fundamental Value Institutional Shares (the “Fund”) returned 14.30%. The Fund’s returns were below its benchmark, the Russell 2000® Value Index1, which returned 17.85% over the same period. Nonetheless, we feel the Fund is well positioned for future appreciation.

During the period we initiated quite a number of new positions. Actuant Corp., is a global industrial company with several market niches and a demonstrated ability to generate attractive returns on invested capital. Allegiant Travel Co., operates a low-cost passenger airline focused on leisure travelers in smaller cities such as Phoenix, Las Vegas, Orlando and Ft. Lauderdale. The Company holds a rare track record of consistently earning money within a very difficult industry. GameStop Corp., a specialty retailer focused on electronic games, earns a significant portion of its income from its used game business. Liberty Media-Starz owns the Encore and Starz network channels and trades at an attractive valuation.

We also initiated positions in Ares Capital Corp., a well-run Business Development Company with many lending opportunities available in the current market, and Assured Guaranty Ltd., one of the few remaining municipal bond insurers, which completed its accretive acquisition of Financial Security Assurance.

We purchased a number of industrial and energy services companies, including Arena

Resources, Inc., Dresser-Rand Group, Inc., Gulf Island Fabrication, Inc., North American Energy Partners, Inc., T-3 Energy Services, Inc., and Tidewater, Inc.

Finally, we initiated a small position in A.C. Moore Arts & Crafts, Inc., a small chain of crafts supply stores, that is in the midst of a multiyear turnaround and whose shares trade below what we feel is liquidation value.

We also eliminated certain positions that had reached our price target or where our initial investment thesis proved to be incorrect. Some of these include: Amerco, Beldon, CIT Preferred Z, Jackson Hewitt, Liberty Acquisition Holdings, Ocwen, Prospect Acquisition Corp, Saul Centers Preferred, Snap-On, Inc., and Toro.

The top five contributors to performance during the last six months were American Greetings Corp. (“American Greetings”), Broadridge Financial Solutions, Inc. (“Broadridge”), Lender Processing Services, Inc. (“Lender Processing”), TNS, Inc. (“TNS”) and Jack Henry & Associates, Inc. (“Jack Henry”). American Greetings has done a remarkable job in creating shareholder value by deploying its significant free cash flow to share repurchases. Broadridge, Jack Henry and Lender Processing have resilient business models that were trading at significant discounts to our estimated values. TNS benefited from an extremely accretive transaction.

Stocks that hindered performance during the past six months included LSB Industries, Inc., Brink’s Co., Pacific Premier Bancorp, Inc., Snap-on, Inc. (“Snap-on”) and Union Bankshares Corp. Of the five, we only exited Snap-on which faced potential loss of customer funding from the CIT bankruptcy.

Performance also lagged due to a significant underweighting and security selection in the industrials sector, especially within the materials space, which has materially outperformed the broader index. We were overweight in information technology and underweight in health care, and lagged in both.

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Fundamental Value Fund

A Message To Our Shareholders, continued

November 30, 2009

The Fund seeks long-term capital appreciation through investments in companies that are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, we favor investments in undervalued stocks of companies with stable businesses run by highly motivated and competent management teams with discrete catalysts to potentially unlock the stock’s value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Doron S. Eisenberg, CFA

Portfolio Manager

J. David Schuster

Portfolio Manager

Brown Advisory Opportunity Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

•

Concentration of the Fund in securities of a limited number of issues exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

During the six months ended November 30, 2009, Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) returned 19.79%, slightly underperforming the Russell 3000® Index 1, the Fund’s benchmark, which returned 20.17%.

The purchases made by the Fund in the early part of the calendar year had a substantially positive affect on the Fund’s performance during the period. We took advantage of the broad market sell-off to add a number of extremely high-quality companies to the portfolio across economic sectors including Air Products & Chemicals, Inc., Franklin Resources, Inc. (“Franklin”) and Tiffany & Co. In each case, we believe we have selected companies that have the financial and human capital resources to substantially outgrow their respective markets. The broad downturn in the market gave us a unique opportunity to buy these high-quality companies at bargain prices.

To fund the new purchases, we sold a number of holdings that we believe have inferior growth and return prospects relative to those we have added. They include Best Buy, Inc., Expedia, and IDEXX Laboratories, Inc. (“IDEXX”). Price competition should hinder Best Buy’s margin expansion prospects as competition from companies like Wal-Mart builds in the electronics retail market. Similarly, the online travel industry is extremely price competitive which we believe will eventually impede Expedia’s growth. Finally, the decision to sell IDEXX was purely valuation driven. We believe it is a unique, highly-differentiated franchise with strong return potential. However, the valuation reached a level at which we felt the future upside in the stock was limited. We believed that we could make positive returns by redeploying the proceeds elsewhere.

We also added a number of new holdings to the Fund that we believe could add positively to the future performance. They include Jacobs Engineering Group, Inc. (“Jacobs”), Snap-on, Inc. (“Snap-on”) and Costco Wholesale Corp. (“Costco”). Infrastructure reconstruction in the developed world is a key driver for Jacobs—a company that has a long history of success building chemical plants, refineries, and transportation infrastructure. Snap-on is tool manufacturer primarily to the automotive service industry. We believe investors are undervaluing the company’s high margin diagnostic business and not giving the company enough credit for its international growth potential. Costco operates warehouse stores across the country and has a very loyal membership to which it offers low prices on a limited selection of branded and private label merchandise. We believe Costco has one of the best retail concepts in the industry with the potential to take market share from its competitors going forward.

Individual stock selection added far more meaningfully to performance during the period than sector allocation. Holdings that contributed most positively included Amphenol Corp., Apple, Inc., Rockwood Holdings, Inc. (“Rockwood”), Franklin, and Quanta Services, Inc. Rockwood had the largest return among the group. The company secured new debt covenants with its lenders which had the effect of rebuilding investor confidence. We took advantage of the extreme weakness in the stock to add to the position believing that investors were undervaluing the company’s lithium and ceramics businesses.

Regardless of the economic environment, we believe that our fundamental research process coupled with the strategy of identifying secular investment trends should drive strong performance over the long term.

Sincerely,

David B. Powell, CFA

Portfolio Manager

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Core International Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	International investing involves increased risk and volatility.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

Since the end of May, performance of the Brown Advisory Core International Fund Institutional Shares (the “Fund”) continued to accelerate as the return was 18.55%, which slightly lagged the MSCI EAFE Index1 (the “Index”) return of 19.78%. All countries within the Index had positive returns and most were up 20% to 30%. The best market was Australia, up 44.3%, as it did not experience the economic woes of other regions and its economy has been moving along nicely. Ireland, Greece and Japan were the laggards as the Japanese economy continued to suffer from deflation while the fiscal situations in Ireland and Greece could lead to credit rating agency downgrades. Markets were definitely in recovery mode over the course of the last six months as the U.S. economy slowly improved even though Europe has been slow to follow and Japan central bankers are trying to head off further deterioration by dropping short-term rates. On the bright side many confidence indexes have been improving and this positive sentiment is helping to stabilize economic factors and settle markets back into a normal range. This period showed some improvement in the Fund’s returns relative to the Index as economies regained their footing and markets began to filter more certain information relating to earnings expectations and valuations.

We were delighted to see that our security selection was quite strong from September 2009 through November 2009, after experiencing somewhat of a headwind in the earlier parts of the period, as lower quality companies seemed to be the favored choice of investors. Our focus in the financial sector towards balance sheet strength and growing momentum paid off as Banco Santander SA was up 64.8% and Swiss Re jumped 46.7%. Our orientation towards companies with strong earnings expectations helped in the consumer discretionary and material sector. Anheuser-Busch InBev and Fast Retailing Co. Ltd. were both up over 40% during this six-month period while two of our materials companies, Rio Tinto, Ltd. and Xstrata PLC were both up approximately 60%. These are all solid companies that we had conviction to hold during a very choppy period earlier in the year and it gives us confidence that our investment view may provide stronger returns over a broader horizon. Whilst, in relative terms, the majority of the stocks held within the portfolio during the period ended November 30, 2009, produced accretive returns, there were a few that ended the period in negative territory in absolute terms. Some of those included a Japanese oil company, Nippon Oil Corp. which was down 30% and Sumitomo Mitsui Financial Group, Inc. and Mitsubishi UFJ Financial Group, Inc., both Japanese financial institutions, which were down 19% and 13%, respectively. Despite being down in absolute terms, the total negative impact of these stocks in relative terms was only 0.05%.

As we navigate through the early stages of a global recovery it is apparent that different regions will respond in different ways. We are moving from an environment that witnessed a very deep global synchronized slowdown that actually began in late 2007 to a period of normalcy. Already there are diverging signs of monetary policy across the world, as Japan continues to ease while the Australian Central Bank made its third consecutive rate hike. Stabilizing economies have led markets to begin pricing in rate hikes despite central bank rhetoric. This moderate level of uncertainty is far from the jagged path that we traveled through over the past two years and represents an environment that could be favorable to our investment process. The earnings recovery is underway. As global economies heal and provide a smoother path and a more reliable stream of growth, we believe that this may translate to a more predictable level of earnings expectations. This in turn provides us with a wider range of opportunities to add value for Fund investors.

Sincerely,

Remi J. Brown, CFA

Managing Director, International Equity Team

Peter S. Carpentar, CFA

Senior Portfolio Manager

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The geographical concentration of portfolio holdings in this fund may involve increased risk.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

•	Concentration in a limited number of issuers exposes the Fund to greater market risk then if its assets were diversified among a greater number of issuers.

We are pleased to report on the progress of Brown Advisory Maryland Bond Fund Institutional Shares (the “Fund”) for the six-month period ended November 30, 2009. For the period, the Fund produced a total return of 2.69% versus 3.46% for the Fund’s benchmark, the Barclays Capital 1-10 Year Blended Municipal Bond Index.1 The high quality, single-state bias of the Fund contributed to returns that were less than the stated benchmark.

With some major economic indicators showing improvement, the Federal Reserve (the “Fed”) remains cautiously optimistic about the strength of the recovery. Although access to credit has improved for large companies, small businesses and consumers still find loans difficult to acquire. The combination of tight credit and low consumption leaves many questioning the degree to which the economy can generate enough jobs to alleviate high unemployment anytime in the foreseeable future.

To complicate matters, the Fed is acutely aware of the possibility of rampant inflation resulting from the unprecedented level of stimulus in the financial system. In its communication with the capital markets, the Fed has indicated that it will act deliberately to reverse stimulative policies before inflation takes hold. Beginning with the retraction of quantitative easing measures put in place during the financial crisis, the Fed has attempted to reassure markets that it intends to be proactive as economic factors warrant it.

During the period, we continued to deploy strong cash inflows into high-quality, intermediate-term Maryland municipals. We focused on maintaining the Fund’s duration in the 4 to 5 year range with purchases of predominantly intermediate maturity bonds. The purchases were typically in the 5 to 15 year maturity range as we continued to increase our exposure to high-quality general obligation and essential service revenue bonds. Cash flows into municipal mutual funds reached historic levels as investors sought out more tax efficient yields relative to other fixed income markets as well as the paltry yields of the money market. Additionally, the highly successful Build America Bond program (under which municipalities issue taxable debt and receive a 35% subsidy from the Federal government) has chipped away at traditional tax exempt issuance, effectively lowering long-term rates and flattening the yield curve. These forces have led to solid returns in the municipal market for the period.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of November 30, 2009, approximately 60% of the Fund was invested in issues representing less than 5% of the Fund’s total assets.

Sincerely,

Paul D. Corbin

Portfolio Manager

Monica M. Hausner

Portfolio Manager

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Intermediate Income Fund

A Message To Our Shareholders

November 30, 2009

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the six month period ended November 30, 2009, Brown Advisory Intermediate Income Fund’s Institutional Shares (the “Fund”) returned 5.40%, lagging that of the Fund’s primary benchmark, the Barclays Capital Intermediate U.S. Aggregate Bond Index1 at 5.54% and the return for the Barclays Capital Intermediate U.S. Government/Credit Bond Index1 at 5.59%.

With some major economic indicators showing improvement, the Federal Reserve (the “Fed”) remains cautiously optimistic about the strength of the recovery. Although access to credit has improved for large companies, small businesses and consumers still find loans difficult to acquire. The combination of tight credit and low consumption leaves many questioning the degree to which the economy can generate enough jobs to alleviate high unemployment anytime in the foreseeable future.

To complicate matters, the Fed is acutely aware of the possibility of rampant inflation resulting from the unprecedented level of stimulus in the financial system. In its communication with the capital markets, the Fed has indicated that it will act deliberately to reverse stimulative policies before inflation takes hold. Beginning with the retraction of quantitative easing measures put in place during the financial crisis, the Fed has attempted to reassure markets that it intends to be proactive as economic factors warrant it.

Until recently, we have added aggressively to the Fund’s corporate positions which continued to be strong performers as investors looked for yield wherever it could be found. Investors were particularly focused on companies with strong balance sheets and good access to funding. Yields in that market have now moved back to a more “normal” range and purchases have slowed. Our overall credit quality remains high with a large portion of the assets in government guaranteed mortgage issues and Agency and Treasury debt, much of it in TIPs (Treasury Inflation Protected Securities) which we believe could help protect the Fund’s principal should inflation re-emerge.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin

Portfolio Manager

Monica M. Hausner

Portfolio Manager

[1]	For additional information please refer to the Glossary of Terms. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 98.1%
Consumer Discretionary — 6.4%
67,478	Coach, Inc.	2,344,860
118,566	PetSmart, Inc.	3,051,889

		5,396,749

Consumer Staples — 7.4%
97,951	Alberto-Culver Co.	2,757,321
57,646	Costco Wholesale Corp.	3,453,572

		6,210,893

Diversified Financials — 2.4%
108,770	Charles Schwab Corp.	1,993,754

Energy — 9.0%
43,821	Canadian Natural Resources, Ltd. ADR	2,942,142
30,574	FMC Technologies, Inc.(a)	1,665,366
46,457	Schlumberger, Ltd.	2,968,137

		7,575,645

Financials — 1.5%
48,908	Bank of New York Mellon Corp.	1,302,909

Health Care — 19.0%
48,594	Allergan, Inc.	2,824,769
54,870	Covance, Inc.(a)	2,914,146
37,413	DaVita, Inc.(a)	2,216,346
48,652	IDEXX Laboratories, Inc.(a)	2,435,033
9,956	Intuitive Surgical, Inc.(a)	2,793,056
40,833	Millipore Corp.(a)	2,780,727

		15,964,077

Industrials — 12.9%
114,517	ABB, Ltd. ADR	2,102,532
55,611	AMETEK, Inc.	2,033,138
31,913	Danaher Corp.	2,263,270
59,623	Jacobs Engineering Group, Inc.(a)	2,086,209
46,038	Roper Industries, Inc.	2,395,818

		10,880,967

Information Technology — 21.3%
125,348	Cisco Systems, Inc.(a)	2,933,143
5,148	Google, Inc., Class A(a)	3,001,284
12,936	MasterCard, Inc., Class A	3,115,765
47,337	Micros Systems, Inc.(a)	1,328,276
62,489	QUALCOMM, Inc.	2,812,005
38,419	Salesforce.com, Inc.(a)	2,408,103
103,999	Trimble Navigation, Ltd.(a)	2,322,298

		17,920,874

Software & Services — 6.4%
63,917	Citrix Systems, Inc.(a)	2,440,351
66,845	Cognizant Technology Solutions Corp., Class A(a)	2,936,501

		5,376,852

Technology — 4.7%
96,125	Accenture PLC, Class A	3,944,970

Technology Hardware & Equipment — 7.1%
17,128	Apple, Inc.(a)	3,424,058
84,279	NetApp, Inc.(a)	2,597,479

		6,021,537

Total Common Stock (Cost $64,257,153)		82,589,227

Shares	Security Description	Value $
Short Term Investment — 3.6%
Money Market Fund — 3.6%
3,004,848	Investors Cash Trust - Treasury Portfolio, 0.01%(b) (Cost $3,004,848)	3,004,848

Total Investments — 101.7% (Cost $67,262,001)*		85,594,075
Other Assets and Liabilities, Net — (1.7)%		(1,402,569)

NET ASSETS — 100.0%		$84,191,506

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	21.3%
Health Care	19.0%
Industrials	12.9%
Energy	9.0%
Consumer Staples	7.4%
Technology Hardware & Equipment	7.1%
Consumer Discretionary	6.4%
Software & Services	6.4%
Technology	4.7%
Money Market Fund	3.6%
Diversified Financials	2.4%
Financials	1.5%
Other Assets and Liabilities, Net	(1.7)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$19,281,885
Gross Unrealized Depreciation	(949,811)

Net Unrealized Appreciation/(Depreciation)	$18,332,074

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

Brown Advisory Value Equity Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 97.2%
Basic Materials — 5.6%
38,550	Air Products & Chemicals, Inc.	3,196,951
149,495	EI Du Pont de Nemours & Co.	5,169,537

		8,366,488

Consumer Discretionary — 8.2%
67,530	Darden Restaurants, Inc.	2,122,468
37,005	Sherwin-Williams Co.	2,251,384
163,445	Snap-on, Inc.	5,908,537
83,265	Staples, Inc.	1,941,740

		12,224,129

Consumer Staples — 5.0%
124,895	Kraft Foods, Inc., Class A	3,319,709
37,005	Procter & Gamble Co.	2,307,262
66,300	Sysco Corp.	1,792,752

		7,419,723

Energy — 15.2%
53,665	Canadian Natural Resources, Ltd. ADR	3,603,068
49,340	Diamond Offshore Drilling, Inc.	4,911,304
38,550	Exxon Mobil Corp.	2,893,948
117,180	Tidewater, Inc.	5,267,241
95,600	Total SA ADR	5,945,364

		22,620,925

Financials — 18.4%
88,480	ACE, Ltd.	4,309,861
141,855	American Express Co.	5,933,794
131,065	Assurant, Inc.	4,006,657
172,695	Bank of New York Mellon Corp.	4,600,595
95,600	Chubb Corp.	4,793,384
55,508	M&T Bank Corp.	3,640,215

		27,284,506

Health Care — 12.0%
45,020	Becton, Dickinson & Co.	3,367,496
52,425	Johnson & Johnson	3,294,387
115,645	Medtronic, Inc.	4,907,974
133,405	Merck & Co., Inc.	4,830,595
23,127	Waters Corp.(a)	1,359,405

		17,759,857

Industrials — 18.2%
38,550	3M Co.	2,985,312
104,850	Deere & Co.	5,610,523
164,985	Dover Corp.	6,744,587
62,275	Eaton Corp.	3,979,373
79,285	Illinois Tool Works, Inc.	3,856,422
75,555	Norfolk Southern Corp.	3,883,527

		27,059,744

Shares	Security Description	Value $
Information Technology — 14.6%
101,765	Accenture PLC, Class A	4,176,436
144,940	Cisco Systems, Inc.(a)	3,391,596
111,020	Dell, Inc.(a)	1,567,602
89,975	eBay, Inc.(a)	2,201,688
111,020	Harris Corp.	4,873,778
106,390	Microsoft Corp.	3,128,930
132,605	Symantec Corp.(a)	2,353,739

		21,693,769

Total Common Stock (Cost $119,287,041)		144,429,141

Short Term Investment — 2.5%
Money Market Fund — 2.5%
3,711,845	Investors Cash Trust - Treasury Portfolio, 0.01%(b) (Cost $3,711,845)	3,711,845

Total Investments — 99.7% (Cost $122,998,886)*		148,140,986
Other Assets and Liabilities, Net — 0.3%		413,189

NET ASSETS — 100.0%		$148,554,175

PORTFOLIO HOLDINGS

% of Net Assets

Financials	18.4%
Industrials	18.2%
Energy	15.2%
Information Technology	14.6%
Health Care	12.0%
Consumer Discretionary	8.2%
Basic Materials	5.6%
Consumer Staples	5.0%
Money Market Fund	2.5%
Other Assets and Liabilities, Net	0.3%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$26,298,407
Gross Unrealized Depreciation	(1,156,307)

Net Unrealized Appreciation/(Depreciation)	$25,142,100

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

Brown Advisory Flexible Value Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 96.6%
Banks — 1.9%
20,670	Bank of America Corp.	327,620

Consumer Discretionary — 16.4%
14,840	CarMax, Inc.(a)	295,019
23,885	Comcast Corp., Class A	350,393
13,890	Lowe’s Cos., Inc.	302,941
8,265	Scripps Networks Interactive, Inc., Class A	326,881
2,241	Sherwin-Williams Co.	136,343
12,160	Staples, Inc.	283,571
8,070	TJX Cos., Inc.	309,727
11,883	WABCO Holdings, Inc.	280,795
17,805	Walt Disney Co.	538,067

		2,823,737

Consumer Staples — 8.7%
6,565	Costco Wholesale Corp.	393,309
17,910	Kraft Foods, Inc., Class A	476,048
6,880	PepsiCo, Inc.	428,074
3,500	Wal-Mart Stores, Inc.	190,925

		1,488,356

Diversified Financials — 2.3%
9,089	Artio Global Investors, Inc.(a)	208,138
9,705	Charles Schwab Corp.	177,893

		386,031

Energy — 12.5%
2,500	Canadian Natural Resources, Ltd. ADR	167,850
7,215	Exxon Mobil Corp.	541,630
9,582	Kinder Morgan Management, LLC(a)	481,679
12,030	Magellan Midstream Holdings, LP	494,433
5,830	Occidental Petroleum Corp.	471,006

		2,156,598

Financials — 14.3%
13,870	American Express Co.	580,182
13,070	Bank of New York Mellon Corp.	348,185
205	Berkshire Hathaway, Inc., Class B(a)	687,365
3,420	Franklin Resources, Inc.	369,463
16,940	Wells Fargo Co.	474,997

		2,460,192

Health Care — 8.9%
4,895	Johnson & Johnson	307,602
4,500	Medtronic, Inc.	190,980
11,870	Merck & Co., Inc.	429,812
11,230	WellPoint, Inc.(a)	606,757

		1,535,151

Industrials — 7.2%
4,425	Burlington Northern Santa Fe Corp.	434,977
8,100	Canadian National Railway Co.	426,060
5,670	United Technologies Corp.	381,251

		1,242,288

Information Technology — 17.1%
980	Google, Inc., Class A(a)	571,340
8,800	Hewlett-Packard Co.	431,728
1,825	IBM Corp.	230,589
4,400	MasterCard, Inc., Class A	1,059,784

Shares	Security Description	Value $
Information Technology — Continued
7,080	Microsoft Corp.	208,223
8,145	Paychex, Inc.	255,345
2,280	Visa, Inc., Class A	184,680

		2,941,689

Insurance — 0.6%
3,500	Assurant, Inc.	106,995

Regional Banks — 1.0%
2,530	M&T Bank Corp.	165,917

Telecommunications — 5.7%
7,525	America Movil SAB de CV, ADR	364,059
3,800	Millicom International Cellular SA(a)	284,240
10,440	SBA Communications Corp., Class A(a)	334,498

		982,797

Total Common Stock (Cost $15,262,854)		16,617,371

Short Term Investment — 3.6%
Money Market Fund — 3.6%
613,590	Investors Cash Trust - Treasury Portfolio, 0.01%(b) (Cost $613,590)	613,590

Total Investments — 100.2% (Cost $15,876,444)*		17,230,961
Other Assets and Liabilities, Net — (0.2)%		(30,888)

NET ASSETS — 100.0%		$17,200,073

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	17.1%
Consumer Discretionary	16.4%
Financials	14.3%
Energy	12.5%
Health Care	8.9%
Consumer Staples	8.7%
Industrials	7.2%
Telecommunications	5.7%
Money Market Fund	3.6%
Diversified Financials	2.3%
Banks	1.9%
Regional Banks	1.0%
Insurance	0.6%
Other Assets and Liabilities, Net	(0.2)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,051,633
Gross Unrealized Depreciation	(697,116)

Net Unrealized Appreciation/(Depreciation)	$1,354,517

ADR	American Depositary Receipt
LP	Limited Partnership
LLC	Limited Liability Company

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 92.3%
Commercial Services & Supplies — 2.6%
Commercial Services & Supplies — 2.6%
86,300	Broadridge Financial Solutions, Inc.	1,896,874
44,000	Lender Processing Services, Inc.	1,838,320

		3,735,194

Consumer Discretionary — 14.7%
Diversified Consumer Services — 2.4%
109,000	American Public Education, Inc.(a)	3,491,270

Hotels, Restaurants & Leisure — 1.0%
36,600	WMS Industries, Inc.(a)	1,423,008

Household Durables — 6.7%
172,500	Harman International Industries, Inc.	6,487,725
179,500	Interline Brands, Inc.(a)	3,019,190

		9,506,915

Specialty Retail — 4.6%
67,000	Citi Trends, Inc.(a)	1,827,760
101,500	PetMed Express, Inc.	1,666,630
58,000	PetSmart, Inc.	1,492,920
134,000	Titan Machinery, Inc.(a)	1,504,820

		6,492,130

		20,913,323

Energy — 6.3%
Energy Equipment & Services — 6.3%
26,000	Arena Resources, Inc.(a)	1,063,140
94,500	Gulf Island Fabrication, Inc.	2,078,055
69,860	Oceaneering International, Inc.(a)	3,816,452
82,000	T-3 Energy Services, Inc.(a)	2,046,720

		9,004,367

Entertainment — 1.3%
Professional & Management Services — 1.3%
125,696	National CineMedia, Inc.	1,836,418

Health Care — 19.2%
Biotechnology — 1.2%
96,500	Seattle Genetics, Inc.(a)	895,520
142,649	ZymoGenetics, Inc.(a)	871,585

		1,767,105

Health Care Equipment & Supplies — 10.5%
78,500	Covance, Inc.(a)	4,169,135
115,500	DexCom, Inc.(a)	837,375
32,500	Gen-Probe, Inc.(a)	1,354,925
52,000	IDEXX Laboratories, Inc.(a)	2,602,600
58,000	Masimo Corp.(a)	1,528,880
115,500	NuVasive, Inc.(a)	3,747,975
43,500	Volcano Corp.(a)	640,755

		14,881,645

Health Care Providers & Services — 5.7%
46,500	athenahealth, Inc.(a)	1,948,350
61,000	Genoptix, Inc.(a)	2,211,250
78,500	Henry Schein, Inc.(a)(b)	3,898,310

		8,057,910

Shares	Security Description	Value $
Health Care — Continued
Life Sciences Tools & Services — 1.8%
38,000	Millipore Corp.(a)	2,587,800

		27,294,460

Industrials — 10.3%
Aerospace & Defense — 2.3%
183,000	Argon ST, Inc.(a)	3,290,340

Commercial Services & Supplies — 4.1%
65,399	ESCO Technologies, Inc.(a)	2,184,327
112,000	Waste Connections, Inc.(a)	3,634,400

		5,818,727

Electronic Equipment & Instruments — 1.5%
65,500	Brink’s Home Security Holdings, Inc.(a)	2,143,160

Machinery — 2.4%
113,000	IDEX Corp.	3,348,190

		14,600,417

Information Technology — 22.8%
Electronic Equipment & Instruments — 2.9%
182,000	Trimble Navigation, Ltd.(a)	4,064,060

Internet Software & Services — 4.4%
62,000	CyberSource Corp.(a)	1,064,540
620,017	Orbitz Worldwide, Inc.(a)	3,670,501
89,000	Rosetta Stone, Inc.(a)	1,569,070

		6,304,111

IT Services — 4.5%
173,000	3PAR, Inc.(a)	1,773,250
89,000	Global Payments, Inc.	4,562,140

		6,335,390

Semiconductors & Semiconductor Equipment — 1.9%
166,000	Volterra Semiconductor Corp.(a)	2,737,340

Software — 9.1%
86,500	CommVault Systems, Inc.(a)	1,799,200
156,800	Double-Take Software, Inc.(a)	1,379,840
24,000	FactSet Research Systems, Inc.	1,736,400
64,000	Informatica Corp.(a)	1,436,800
35,000	Micros Systems, Inc.(a)	982,100
46,500	Salesforce.com, Inc.(a)	2,914,620
68,000	Sybase, Inc.(a)	2,736,320

		12,985,280

		32,426,181

Materials — 2.3%
Diversified Chemical Manufacturing — 2.3%
141,500	Rockwood Holdings, Inc.(a)	3,185,165

Software & Services — 2.4%
Internet Software & Services — 2.4%
89,500	Citrix Systems, Inc.(a)	3,417,110

Telecommunications — 5.3%
Diversified Consumer Services — 4.0%
347,500	Knology, Inc.(a)	3,426,350
108,500	Polycom, Inc.(a)	2,339,260

		5,765,610

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

November 30, 2009

Shares/ Face Amount $	Security Description	Value $
Common Stock — Continued
Telecommunications — Continued
Wireless Telecommunication Services — 1.3%
56,500	SBA Communications Corp., Class A(a)	1,810,260

		7,575,870

Transportation — 5.1%
Air Freight & Logistics — 2.4%
264,000	UTi Worldwide, Inc.	3,450,480

Energy Equipment & Services — 2.7%
83,500	Tidewater, Inc.	3,753,325

		7,203,805

Total Common Stock (Cost $108,529,743)		131,192,310

Private Placement — 0.2%
3,800	Montagu Newhall Global Partners IV, LP - B(a)(c)(d)(e) (Cost $380,000)	336,015

Short Term Investment — 7.8%
Money Market Fund — 7.8%
11,059,383	Investors Cash Trust - Treasury Portfolio, 0.01%(f) (Cost $11,059,383)	11,059,383

Total Investments — 100.3% (Cost $119,969,126)*		142,587,708
Other Assets and Liabilities, Net — (0.3)%		(380,042)

NET ASSETS — 100.0%		$142,207,666

PORTFOLIO HOLDINGS

% of Net Assets

Information Technology	22.8%
Health Care	19.2%
Consumer Discretionary	14.7%
Industrials	10.3%
Money Market Fund	7.8%
Energy	6.3%
Telecommunications	5.3%
Transportation	5.1%
Commercial Services & Supplies	2.6%
Software & Services	2.4%
Materials	2.3%
Entertainment	1.3%
Private Placement	0.2%
Other Assets and Liabilities, Net	(0.3)%

100.0%

(a)	Non-income producing security.
(b)	All or a portion of this security was segregated in connection with the remaining capital commitments for the private placement security.
(c)	This security was purchased with a full investment commitment of $2 million, with $1,620,000 outstanding at November 30, 2009.
(d)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At November 30, 2009 the value of these securities amounted to $336,015, or 0.2% of net assets.
(e)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At November 30, 2009 the value of these securities amounted to $336,015, or 0.2% of net assets. Additional information on the restricted security is as follows:

Montagu Newhall Global Partners IV, LP - B

Acquisition Date	Acquisition Cost
February 19, 2008	$20,000
April 21, 2008	100,000
July 31, 2008	60,000
October 27, 2008	60,000
May 1, 2009	100,000
September 21, 2009	40,000

$380,000

(f)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$26,272,282
Gross Unrealized Depreciation	(3,653,700)

Net Unrealized Appreciation/(Depreciation)	$22,618,582

LP	Limited Partnership

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 96.2%
Basic Materials — 1.9%
59,683	Aceto Corp.	310,948
46,300	HB Fuller Co.	942,668

		1,253,616

Capital Goods — 3.2%
92,900	Kaman Corp.	2,104,185

Commercial Services & Supplies — 31.3%
12,700	Administaff, Inc.	283,083
13,200	Brink’s Co.	296,736
75,100	Broadridge Financial Solutions, Inc.	1,650,698
236,092	CBIZ, Inc.(a)	1,624,313
45,200	Chemed Corp.	2,042,136
14,000	Clean Harbors, Inc.(a)	749,280
146,700	Convergys Corp.(a)	1,640,106
221,800	Global Cash Access Holdings, Inc.(a)	1,650,192
41,900	Hewitt Associates, Inc., Class A(a)	1,683,542
268,940	infoGROUP, Inc.(a)	2,178,414
79,200	Interactive Data Corp.	2,022,768
101,400	R.R. Donnelley & Sons Co.	2,086,812
52,300	Silgan Holdings, Inc.	2,801,711

		20,709,791

Consumer Discretionary — 2.1%
31,700	American Eagle Outfitters, Inc.	487,546
3,500	Deckers Outdoor Corp.(a)	324,205
70,468	Liquidity Services, Inc.(a)	579,247

		1,390,998

Consumer Staples — 3.7%
162,620	B&G Foods, Inc., Class A	1,392,027
18,700	Ralcorp Holdings, Inc.(a)	1,083,104

		2,475,131

Energy — 4.6%
16,600	Arena Resources, Inc.(a)	678,774
49,800	Cal Dive International, Inc.(a)	361,548
24,500	Concho Resources, Inc.(a)	1,001,560
14,500	Oceaneering International, Inc.(a)	792,135
21,500	Venoco, Inc.(a)	239,725

		3,073,742

Financials — 16.2%
37,739	Affiliated Managers Group, Inc.(a)	2,460,960
39,900	Arthur J. Gallagher & Co.	893,760
67,500	CapitalSource, Inc.	247,725
22,900	Capstead Mortgage Corp., REIT	327,012
49,100	Cypress Sharpridge Investments, Inc., REIT	643,210
27,602	Entertainment Properties Trust, REIT	871,947
4,000	First City Liquidating Trust Loans Assets Corp.(a)(b)(c)	0
18,400	Hatteras Financial Corp., REIT	563,040
94,800	Hercules Technology Growth Capital, Inc.	933,780
27,600	Investment Technology Group, Inc.(a)	503,700
125,600	Nelnet, Inc., Class A	2,181,672
39,639	Willis Group Holdings, Ltd.	1,076,199

		10,703,005

Health Care — 1.3%
22,600	West Pharmaceutical Services, Inc.	871,230

Shares/ Face Amount $	Security Description	Value $
Hotels, Restaurants & Leisure — 4.1%
79,716	AFC Enterprises, Inc.(a)	624,176
101,332	Speedway Motorsports, Inc.	1,618,272
118,355	Wendy’s/Arby’s Group, Inc., Class A	485,256

		2,727,704

Industrials — 7.8%
91,924	Argon ST, Inc.(a)	1,652,794
84,000	SRS Labs, Inc.(a)	582,120
26,100	Stanley Works	1,267,677
38,200	Teledyne Technologies, Inc.(a)	1,280,464
7,700	World Fuel Services Corp.	409,486

		5,192,541

Information Technology — 5.3%
33,400	ACI Worldwide, Inc.(a)	550,432
25,800	Acxiom Corp.(a)	297,732
83,450	Progress Software Corp.(a)	2,010,311
67,544	SkillSoft PLC, ADR(a)	663,282

		3,521,757

Media — 4.2%
126,200	Dolan Media Co.(a)	1,482,850
157,211	MDC Partners, Inc., Class A(a)	1,293,847

		2,776,697

Retailing — 3.5%
46,091	Cash America International, Inc.	1,482,286
66,075	Stage Stores, Inc.	798,847

		2,281,133

Technology — 1.6%
20,800	Applied Signal Technology, Inc.	411,216
173,091	MIPS Technologies, Inc.(a)	650,822

		1,062,038

Telecommunications — 3.1%
104,304	j2 Global Communications, Inc.(a)	2,073,564

Transportation — 2.3%
50,800	Atlas Air Worldwide Holdings, Inc.(a)	1,488,440

Total Common Stock (Cost $52,938,875)		63,705,572

Corporate Bonds & Notes — 0.1%
Consumer Staples — 0.1%
11,856	B&G Foods, Inc., Callable 1/4/2010 @ 106 (Cost $60,831)(c)	84,770

Short Term Investment — 3.9%
Money Market Fund — 3.9%
2,599,316	Investors Cash Trust - Treasury Portfolio, 0.01%(d) (Cost $2,599,316)	2,599,316

Total Investments — 100.2% (Cost $55,599,022)*		66,389,658
Other Assets and Liabilities, Net — (0.2)%		(162,229)

NET ASSETS — 100.0%		$66,227,429

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

November 30, 2009

PORTFOLIO HOLDINGS

% of Net Assets

Commercial Services & Supplies	31.3%
Financials	16.2%
Industrials	7.8%
Information Technology	5.3%
Energy	4.6%
Media	4.2%
Hotels, Restaurants & Leisure	4.1%
Money Market Fund	3.9%
Consumer Staples	3.8%
Retailing	3.5%
Capital Goods	3.2%
Telecommunications	3.1%
Transportation	2.3%
Consumer Discretionary	2.1%
Basic Materials	1.9%
Technology	1.6%
Health Care	1.3%
Other Assets and Liabilities, Net	(0.2)%

100.0%

(a)	Non-income producing security.
(b)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At November 30, 2009 the value of these securities amounted to $0, or 0.00% of net assets. Additional information on the restricted security is as follows:

First City Liquidating Trust Loans Assets Corp.

Acquisition Date	Acquisition Cost
October 31, 2003	$8,050

(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At November 30, 2009 the value of these securities amounted to $84,770, or 0.1% of net assets.
(d)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$12,581,346
Gross Unrealized Depreciation	(1,790,710)

Net Unrealized Appreciation/(Depreciation)	$10,790,636

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Brown Advisory Small-Cap Fundamental Value Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 91.5%
Commercial Services & Supplies — 9.7%
18,725	Brink’s Co.	420,938
40,155	Broadridge Financial Solutions, Inc.	882,607
17,755	Lender Processing Services, Inc.	741,804
14,575	TNS, Inc.(a)	365,104

		2,410,453

Consumer Discretionary — 21.7%
21,860	A.C. Moore Arts & Crafts, Inc.(a)	67,985
17,760	American Greetings Corp., Class A	367,632
23,830	Casey’s General Stores, Inc.	728,960
22,690	Cato Corp., Class A	434,060
7,860	Choice Hotels International, Inc.	246,411
15,370	Coinstar, Inc.(a)	411,762
23,565	Helen of Troy, Ltd.(a)	484,261
31,380	Hillenbrand, Inc.	574,254
10,410	Liberty Media-Starz, Series A(a)	498,118
31,460	PetMed Express, Inc.	516,573
23,015	PetSmart, Inc.	592,406
35,880	Spartan Stores, Inc.	496,220

		5,418,642

Energy — 6.5%
4,535	Arena Resources, Inc.(a)	185,436
25,011	Gulf Island Fabrication, Inc.	549,992
65,265	North American Energy Partners, Inc.(a)	416,391
18,830	T-3 Energy Services, Inc.(a)	469,997

		1,621,816

Financials — 12.5%
58,420	Allied Capital Corp.	206,807
17,430	Ares Capital Corp.	202,537
12,970	Assured Guaranty, Ltd.	294,160
61,628	Fifth Street Finance Corp.	602,105
20,365	HCC Insurance Holdings, Inc.	532,137
35,335	Hilltop Holdings, Inc.(a)	429,320
59,274	Pacific Premier Bancorp, Inc.(a)	200,346
21,290	PacWest Bancorp	391,736
22,955	Union Bankshares Corp.	270,869

		3,130,017

Industrials — 13.2%
36,615	Actuant Corp., Class A	597,923
13,655	Baldor Electric Co.	351,616
24,480	Brink’s Home Security Holdings, Inc.(a)	800,986
12,480	Dresser-Rand Group, Inc.(a)	350,438
14,020	Harsco Corp.	435,041
41,845	LSB Industries, Inc.(a)	511,346
10,895	School Specialty, Inc.(a)	248,406

		3,295,756

Information Technology — 12.3%
34,700	Double-Take Software, Inc.(a)	305,360
11,445	DST Systems, Inc.(a)	486,184
16,310	GameStop Corp., Class A(a)	398,127
7,680	Global Payments, Inc.	393,677
10,843	Jack Henry & Associates, Inc.	247,762
101,180	Silicon Motion Technology Corp. ADR(a)	300,505
5,490	Tessera Technologies, Inc.(a)	129,948
47,065	Total System Services, Inc.	813,283

		3,074,846

Shares	Security Description	Value $
Insurance — 2.1%
17,025	Assurant, Inc.	520,454

Telecommunications — 8.3%
16,425	Comtech Telecommunications Corp.(a)	472,054
36,200	EchoStar Corp., Class A(a)	703,366
92,245	Knology, Inc.(a)	909,536

		2,084,956

Transportation — 5.2%
6,880	Allegiant Travel Co.(a)	283,663
17,475	Tidewater, Inc.	785,501
18,530	UTi Worldwide, Inc.	242,187

		1,311,351

Total Common Stock (Cost $20,111,764)		22,868,291

Preferred Stock — 1.0%
Financials — 1.0%
12,924	ASBC Capital I Trust Originated Preferred Securities, Callable 1/7/2010 @ 25.00 (Cost 251,483)	246,978

Investment Company — 1.8%
72,494	Third Point Offshore Investors, Ltd.(a) (Cost $356,048)	458,162

Short Term Investment — 6.0%
Money Market Fund — 6.0%
1,487,188	Investors Cash Trust - Treasury Portfolio, 0.01%(b) (Cost $1,487,188)	1,487,188

Total Investments — 100.3% (Cost $22,206,483)*		25,060,619
Other Assets and Liabilities, Net — (0.3)%		(81,428)

NET ASSETS — 100.0%		$24,979,191

PORTFOLIO HOLDINGS

% of Net Assets

Consumer Discretionary	21.7%
Financials	13.5%
Industrials	13.2%
Information Technology	12.3%
Commercial Services & Supplies	9.7%
Telecommunications	8.3%
Energy	6.5%
Money Market Fund	6.0%
Transportation	5.2%
Insurance	2.1%
Investment Company	1.8%
Other Assets and Liabilities, Net	(0.3)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$3,246,089
Gross Unrealized Depreciation	(391,953)

Gross Unrealized Appreciation/(Depreciation)	$2,854,136

ADR	American Depositary Receipt

See Notes to Financial Statements.

Brown Advisory Opportunity Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 93.5%
Basic Materials — 5.2%
10,790	Air Products & Chemicals, Inc.	894,815

Consumer Discretionary — 7.1%
12,025	American Public Education, Inc.(a)	385,161
22,975	Snap-on, Inc.	830,546

		1,215,707

Consumer Staples — 4.1%
11,700	Costco Wholesale Corp.	700,947

Energy — 6.2%
8,030	Canadian Natural Resources, Ltd. ADR	539,134
8,580	Total SA ADR	533,590

		1,072,724

Financials — 4.0%
6,305	Franklin Resources, Inc.	681,129

Health Care — 6.8%
8,225	Becton, Dickinson & Co.	615,230
8,205	Millipore Corp.(a)	558,760

		1,173,990

Industrials — 17.2%
14,795	AMETEK, Inc.	540,905
20,850	Amphenol Corp., Class A	859,020
8,145	Danaher Corp.	577,643
6,755	Eaton Corp.	431,645
15,400	Jacobs Engineering Group, Inc.(a)	538,846

		2,948,059

Information Technology — 13.7%
20,325	Cisco Systems, Inc.(a)	475,605
14,320	Global Payments, Inc.	734,043
1,185	Google, Inc., Class A(a)	690,855
20,360	Trimble Navigation, Ltd.(a)	454,639

		2,355,142

Insurance — 7.1%
15,670	Assurant, Inc.	479,032
14,675	Chubb Corp.	735,804

		1,214,836

Materials — 2.4%
18,250	Rockwood Holdings, Inc.(a)	410,808

Regional Banks — 4.2%
28,785	BB&T Corp.	716,747

Software & Services — 3.7%
16,670	Citrix Systems, Inc.(a)	636,461

Technology — 4.8%
20,175	Accenture PLC, Class A	827,982

Technology Hardware & Equipment — 4.9%
4,235	Apple, Inc.(a)	846,619

Transportation — 2.1%
27,000	UTi Worldwide, Inc.	352,890

Total Common Stock (Cost $12,118,388)		16,048,856

Shares	Security Description	Value $
Short Term Investment — 6.7%
Money Market Fund — 6.7%
1,143,039	Investors Cash Trust - Treasury Portfolio, 0.01%(b) (Cost $1,143,039)	1,143,039

Total Investments — 100.2% (Cost $13,261,427)*		17,191,895
Other Assets and Liabilities, Net — (0.2)%		(37,390)

NET ASSETS — 100.0%		$17,154,505

PORTFOLIO HOLDINGS

% of Net Assets

Industrials	17.2%
Information Technology	13.7%
Consumer Discretionary	7.1%
Insurance	7.1%
Health Care	6.8%
Money Market Fund	6.7%
Energy	6.2%
Basic Materials	5.2%
Technology Hardware & Equipment	4.9%
Technology	4.8%
Regional Banks	4.2%
Consumer Staples	4.1%
Financials	4.0%
Software & Services	3.7%
Materials	2.4%
Transportation	2.1%
Other Assets and Liabilities, Net	(0.2)%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$4,105,404
Gross Unrealized Depreciation	(174,936)

Net Unrealized Appreciation/(Depreciation)	$3,930,468

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — 97.1%
Australia — 6.8%
29,749	Australia & New Zealand Banking Group, Ltd.	603,392
61,834	BHP Billiton, Ltd.	2,338,465
25,154	Commonwealth Bank of Australia	1,216,171
47,370	Downer EDI, Ltd.	370,004
19,319	Rio Tinto, Ltd.	1,267,695
189,649	Telstra Corp., Ltd.	592,186
13,638	Wesfarmers, Ltd.	371,902
29,886	Westfield Group, REIT	334,147
13,687	Woolworths, Ltd.	351,556

		7,445,518

Belgium — 1.2%
17,902	Anheuser-Busch InBev NV	893,420
6,094	Delhaize Group	461,224

		1,354,644

Denmark — 0.4%
6,900	Novo Nordisk A/S, B Shares	462,970

France — 9.6%
17,024	BNP Paribas SA	1,405,780
19,408	Bouygues SA	965,519
7,671	Cap Gemini SA	354,728
7,742	Compagnie Generale des Etablissements Michelin, Class B	587,000
4,677	Fonciere des Regions SA, REIT	481,568
31,457	France Telecom SA	818,246
7,507	GDF Suez SA	313,444
6,724	Renault SA(a)	325,070
19,365	Sanofi-Aventis SA	1,463,024
11,392	Technip SA	777,198
12,412	Teleperformance	411,839
15,987	Total SA	989,151
4,055	Unibail-Rodamco SA, REIT	913,220
26,802	Vivendi SA	772,210

		10,577,997

Germany — 6.7%
18,637	BASF SE	1,125,131
9,348	Bayer AG	716,486
27,793	E.ON AG	1,100,787
6,640	Hannover Rueckversicherung AG(a)	317,819
14,509	Henkel AG & Co. KGaA	731,495
19,496	MTU Aero Engines Holding AG	996,680
1,807	Muenchener Rueckversicherungs-Gesellschaft AG	283,591
6,897	SAP AG	329,033
8,553	Siemens AG	838,285
5,772	Wacker Chemie AG	951,528

		7,390,835

Greece — 0.7%
12,558	National Bank of Greece SA(a)	369,547
21,297	Public Power Corp. SA(a)	429,745

		799,292

Hong Kong — 1.9%
64,000	Cheung Kong Holdings, Ltd.	804,356
36,065	Hongkong Electric Holdings, Ltd.	195,920
274,000	Industrial & Commercial Bank of China, Ltd.	633,575

Shares	Security Description	Value $
Hong Kong — Continued
26,000	Sun Hung Kai Properties, Ltd.	385,481

		2,019,332

Italy — 3.3%
36,452	Atlantia SpA	941,332
163,037	Enel SpA	975,456
18,991	Eni SpA	470,462
21,071	Finmeccanica SpA	348,943
18,181	Prysmian SpA	305,724
17,489	Saipem SpA	562,442

		3,604,359

Japan — 19.7%
60,000	Air Water, Inc.	749,132
91,000	Asahi Glass Co., Ltd.	795,013
103,000	Chiba Bank, Ltd.	678,165
26,200	Denso Corp.	732,157
6,000	Fast Retailing Co., Ltd.	1,088,637
84,000	Fujitsu, Ltd.	499,607
12,300	Hisamitsu Pharmaceutical Co., Inc.	434,101
37,300	Hitachi Chemical Co., Ltd.	730,721
394,000	Hokuhoku Financial Group, Inc.	920,944
35,200	Honda Motor Co., Ltd.	1,099,745
17,700	ITO EN, Ltd.	285,715
9,100	JFE Holdings, Inc.	299,051
559	Jupiter Telecommunications Co., Ltd.	524,588
175	KDDI Corp.	945,672
29,000	Kirin Holdings Co., Ltd.	473,826
11,900	Kobayashi Pharmaceutical Co., Ltd.	531,521
4,100	Kyocera Corp.	326,406
9,600	Makita Corp.	324,369
56,200	Mitsubishi Corp.	1,268,109
44,400	Mitsui & Co., Ltd.	587,753
6,900	Nidec Corp.	606,006
1,300	Nintendo Co., Ltd.	319,058
55,000	Nippon Electric Glass Co., Ltd.	654,247
55,000	Nissan Motor Co., Ltd.(a)	398,403
9,900	Nitto Denko Corp.	317,322
447	Rakuten, Inc.	361,034
397	RISA Partners, Inc.	276,549
9,600	Sankyo Co., Ltd.	539,875
12,500	Santen Pharmaceutical Co., Ltd.	423,079
20,000	Sega Sammy Holdings, Inc.	253,182
23,300	Sumitomo Electric Industries, Ltd.	275,545
7,682	Sumitomo Mitsui Financial Group, Inc.	253,341
62,000	Suruga Bank, Ltd.	609,095
12,200	Takeda Pharmaceutical Co., Ltd.	508,216
6,100	Tokyo Electron, Ltd.	333,164
94,000	Tokyo Gas Co., Ltd.	387,225
93,000	Toshiba Corp.(a)	492,872
29,000	Toyo Suisan Kaisha, Ltd.	790,268
35,000	Yamato Holdings Co., Ltd.	485,189

		21,578,902

Netherlands — 2.9%
14,672	ASML Holding NV	450,701
7,755	Fugro NV	439,533
7,068	Heineken NV	332,362
14,877	Koninklijke Philips Electronics NV	406,853
65,583	Koninklijke Ahold NV	884,123

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Common Stock — Continued
Netherlands — Continued
39,434	Koninklijke KPN NV	699,812

		3,213,384

Norway — 2.6%
117,700	DnB NOR ASA(a)	1,324,011
13,268	Seadrill, Ltd.	306,926
32,000	StatoilHydro ASA	784,258
31,600	Telenor ASA(a)	430,408

		2,845,603

Portugal — 0.6%
143,685	EDP - Energias de Portugal SA	658,830

Singapore — 1.7%
61,000	United Overseas Bank, Ltd.	830,856
229,000	Wilmar International, Ltd.	1,043,016

		1,873,872

Spain — 5.7%
157,874	Banco Santander SA	2,704,515
283,476	Mapfre SA	1,251,287
13,245	Repsol YPF SA	363,912
68,305	Telefonica SA	1,960,801

		6,280,515

Sweden — 2.7%
30,239	Electrolux AB, Series B(a)	740,193
46,257	Svenska Handelsbanken AB, A Shares	1,326,749
16,017	Swedish Match AB, Class B	344,723
58,763	Telefonaktiebolaget LM Ericsson, B Shares	564,907

		2,976,572

Switzerland — 9.0%
8,472	Baloise Holding AG	706,562
22,502	Credit Suisse Group AG	1,165,210
6,178	Holcim, Ltd., Registered Shares(a)	444,801
17,769	Nestle SA	840,144
12,484	Novartis AG, Registered Shares	693,072
11,387	Roche Holdings AG - Genusschein	1,863,059
6,031	Schindler Holding AG	454,938
2,370	Swatch Group AG	596,866
21,821	Swiss Re	1,038,030
1,452	Syngenta AG	385,050
7,689	Zurich Financial Services AG	1,656,941

		9,844,673

United Kingdom — 21.6%
128,358	Amlin PLC	781,203
77,346	Antofagasta PLC	1,145,673
17,811	AstraZeneca PLC	796,008
174,027	Aviva PLC	1,060,295
206,856	BAE Systems PLC	1,116,384
77,113	Balfour Beatty PLC	324,084
142,016	Beazley PLC	227,762
25,679	BG Group PLC	465,900
212,759	BP PLC	2,010,911
48,529	British American Tobacco PLC	1,474,374
134,541	Compass Group PLC	953,388
31,119	Diageo PLC	524,673
48,427	GlaxoSmithKline PLC	1,001,295

Shares/ Face Amount $	Security Description	Value $
United Kingdom — Continued
121,273	IG Group Holdings PLC	631,360
217,538	International Power PLC	990,826
55,127	Interserve PLC	187,886
151,117	Kingfisher PLC	589,613
171,396	Logica PLC	330,985
93,650	Marks & Spencer Group PLC	594,459
104,328	National Grid PLC	1,133,478
21,836	Petrofac, Ltd.	349,482
15,771	Reckitt Benckiser Group PLC	804,193
52,824	Royal Dutch Shell PLC, B Shares	1,509,282
108,977	Stagecoach Group PLC	258,846
56,678	Standard Chartered PLC	1,383,527
25,048	Travis Perkins PLC(a)	312,307
601,815	Vodafone Group PLC	1,357,187
67,228	William Morrison Supermarkets PLC	304,436
62,563	Xstrata PLC(a)	1,100,106

		23,719,923

Total Common Stock (Cost $99,234,408)		106,647,221

Preferred Stock — 0.9%
Germany — 0.9%
14,541	Fresenius SE (Cost $1,024,982)	973,912

Rights — 0.1%
Norway — 0.1%
26,155	DnB NOR ASA, Strike price 47.30, Expires 12/10/2009 (Cost $0)(a)	76,091

Exchange Traded Fund — 0.5%
United States — 0.5%
10,240	iShares MSCI EAFE Index Fund, 0.95%, (Cost $575,898)	567,501

Short Term Investment — 0.5%
Money Market Fund — 0.5%
601,447	Western Asset/Citi Institutional U.S. Treasury Reserves, Class A, 0.03%,(b) (Cost $601,447)	601,447

Total Investments — 99.1% (Cost $101,436,735)*		108,866,172
Other Assets and Liabilities, Net — 0.9%		958,422

NET ASSETS — 100.0%		$109,824,594

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2009

PORTFOLIO HOLDINGS

% of Net Assets

United Kingdom	21.6%
Japan	19.7%
France	9.6%
Switzerland	9.0%
Germany	7.6%
Australia	6.8%
Spain	5.7%
Italy	3.3%
Netherlands	2.9%
Sweden	2.7%
Norway	2.7%
Hong Kong	1.9%
Singapore	1.7%
Belgium	1.2%
United States	1.0%
Greece	0.7%
Portugal	0.6%
Denmark	0.4%
Other Assets and Liabilities, Net	0.9%

100.0%

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$14,410,669
Gross Unrealized Depreciation	(6,981,232)

Net Unrealized Appreciation/(Depreciation)	$7,429,437

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Certificates of Participation — 0.7%
Revenue Bonds — 0.7%
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/14	551,875
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/15	551,220
200,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	5.00%	08/01/16	231,344

Total Certificates of Participation (Cost $1,243,257)				1,334,439

Municipal Bonds — 93.6%
General Obligation Bonds — 63.2%
475,000	Annapolis Maryland Public Improvement Callable 6/1/2019 @ 100	4.00%	06/01/24	491,725
250,000	Anne Arundel County Maryland	5.00%	02/15/10	252,480
500,000	Anne Arundel County Maryland Prerefunded 2/15/2011 @ 101	4.75%	02/15/17	531,415
500,000	Anne Arundel County Maryland Prerefunded 2/15/2011 @ 101	4.80%	02/15/18	531,720
565,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	03/01/15	662,112
3,555,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	04/01/16	4,181,213
950,000	Anne Arundel County Maryland Consolidated General Improvement	4.00%	04/01/18	1,056,827
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100	5.00%	03/01/17	1,543,131
1,060,000	Anne Arundel County Maryland Consolidated Water & Sewer	4.00%	04/01/18	1,172,954
585,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2019 @ 100	4.00%	04/01/21	624,411
500,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2017 @ 100	4.50%	03/01/25	531,825
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100	5.00%	09/01/13	1,550,360
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/15	1,054,872
1,280,000	Baltimore County Maryland Consolidated Public Improvement Series A FSA Insured	5.00%	10/15/15	1,486,925
1,320,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/17	1,565,929
400,000	Baltimore County Maryland Consolidated Public Improvement Prerefunded 8/1/2012 @ 100	5.00%	08/01/18	444,704
2,000,000	Baltimore County Maryland Metropolitan District	5.00%	08/01/16	2,364,180
1,505,000	Baltimore County Maryland Metropolitan District	4.00%	08/01/18	1,673,590
500,000	Baltimore County Maryland Metropolitan District - 70th Issue Callable 9/1/2016 @ 100	4.00%	09/01/19	535,990
1,450,000	Baltimore County Maryland Metropolitan District - 71st Issue Callable 2/1/2018 @ 100	5.00%	02/01/20	1,676,635
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/13	2,282,980
265,000	Baltimore Maryland Consolidated Public Improvement	4.00%	10/15/12	286,234
440,000	Baltimore Maryland Consolidated Public Improvement Series A NATL-RE Insured	5.00%	10/15/14	512,081
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/15	288,770
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured	4.00%	11/01/20	255,395
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/13	2,813,990
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100	4.50%	11/01/23	1,092,040
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/15	1,181,860
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/15	563,110
500,000	Charles County Maryland Consolidated Public Improvement	4.20%	02/01/11	522,570
250,000	Charles County Maryland Consolidated Public Improvement Prerefunded 2/1/2011 @ 101	4.30%	02/01/12	263,825
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	03/01/10	504,790
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/13	957,312
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/14	1,268,993
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/15	2,251,692
1,005,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/16	1,105,972
250,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/16	293,740
290,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/17	316,431
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2017 @ 100 NATL-RE Insured	4.00%	03/01/20	535,115
520,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series B, Callable 2/1/2019 @ 100(a)	4.25%	02/01/28	538,346
305,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/17	360,501
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/18	555,437
750,000	District of Columbia Series A Callable 6/1/2017 @ 100 NATL-RE FGIC Insured	4.25%	06/01/29	711,803
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/12	627,302
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/14	231,200
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100	5.00%	08/01/16	288,410

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
General Obligation Bonds — Continued
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100	5.00%	12/01/17	1,146,830
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/18	602,565
1,450,000	Frederick County Maryland Public Facilities Prerefunded 11/1/2012 @ 101	5.00%	11/01/20	1,637,195
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/21	605,045
250,000	Frederick County Maryland Public Facilities Callable 6/1/2017 @ 100	4.00%	06/01/22	259,355
395,000	Hagerstown Maryland Public Facilities Series A	3.00%	07/15/17	409,169
575,000	Hagerstown Maryland Public Facilities Series A	3.00%	07/15/19	580,750
300,000	Harford County Maryland Callable 7/15/2015 @ 100	5.00%	07/15/22	328,680
200,000	Harford County Maryland Consolidated Public Improvement Callable 1/15/2011 @ 101	4.25%	01/15/13	209,488
2,000,000	Howard County Maryland Consolidated Public Improvement Project Unrefunded Balance Series A Callable 2/15/2012 @ 100	5.25%	08/15/12	2,194,600
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/14	799,285
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/15	2,248,080
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/15	353,685
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/16	1,862,786
560,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/15	599,127
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/15	223,461
430,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/16	456,454
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/16	221,957
1,600,000	Maryland State	5.00%	02/01/11	1,686,960
850,000	Maryland State & Local Facilities 2nd Series A	3.00%	08/15/17	891,140
2,500,000	Maryland State & Local Facilities 1st Series A, Callable 3/1/2017 @ 100(a)	4.00%	03/01/24	2,610,200
750,000	Maryland State & Local Facilities Loan 1st Series B	3.00%	03/01/12	788,858
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/12	244,941
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/13	571,605
300,000	Maryland State & Local Facilities Loan 2nd Series Callable 8/1/2013 @ 100	5.00%	08/01/14	339,900
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/15	589,195
500,000	Maryland State & Local Facilities Loan 1st Series Callable 8/1/2014 @ 100	5.00%	08/01/15	575,285
665,000	Maryland State & Local Facilities Loan 2nd Series A Callable 8/1/2015 @ 100(a)	5.00%	08/01/17	763,201
1,000,000	Maryland State & Local Facilities Loan 2nd Series Callable 8/1/2017 @ 100	5.00%	08/01/18	1,171,010
2,750,000	Maryland State & Local Facilities Loan 1st Series Callable 3/15/2017 @ 100	5.00%	03/15/19	3,169,485
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/13	2,563,578
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/15	148,263
800,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/11	848,928
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/15	2,317,248
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/15	589,195
500,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 9/1/2014 @ 100	5.00%	09/01/15	574,795
100,000	Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded 1/1/2010 @ 101	5.60%	01/01/16	101,462
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/16	2,065,696
500,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 4/1/2014 @ 100	5.00%	04/01/17	577,400
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/17	1,192,850
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 5/1/2017 @ 100	5.00%	05/01/18	2,008,363
250,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 5/1/2013 @ 100	4.00%	05/01/19	260,120
130,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 8/1/2018 @ 100	4.00%	08/01/19	142,150
500,000	Ocean City Maryland NATL-RE FGIC Insured	4.25%	03/01/11	520,910
1,000,000	Prince Georges County Maryland Consolidated Public Improvement	3.25%	09/15/11	1,048,380
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/12	382,539
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/14	2,083,488
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/15	879,840
810,000	Washington County Maryland Public Improvement	2.25%	01/01/14	837,572
565,000	Washington County Maryland Public Improvement	4.50%	01/01/15	640,880
585,000	Washington County Maryland Public Improvement	3.00%	01/01/17	609,289

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
General Obligation Bonds — Continued
640,000	Washington County Maryland Public Improvement	4.00%	01/01/18	703,482
500,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/10	510,080
230,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/12	250,449
1,630,000	Washington Suburban Sanitation District - General Construction, Callable 6/1/2013 @ 100(a)	4.00%	06/01/14	1,773,456
1,500,000	Washington Suburban Sanitation District - General Construction Callable 6/1/2014 @ 100	4.00%	06/01/15	1,643,220
1,000,000	Washington Suburban Sanitation District - Sewage Disposal	5.25%	06/01/10	1,025,180
210,000	Washington Suburban Sanitation District - Sewage Disposal	4.00%	06/01/14	235,061
500,000	Washington Suburban Sanitation District - Water Supply	4.25%	06/01/10	510,080
500,000	Washington Suburban Sanitation District - Water Supply 2nd Series	3.00%	06/01/11	519,115
255,000	Washington Suburban Sanitation District - Water Supply	5.00%	06/01/12	282,413
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/15	1,757,745
1,000,000	Washington Suburban Sanitation District Consolidated Public Improvement Series A	4.00%	06/01/16	1,118,650
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/16	1,768,785
2,000,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.00%	06/01/19	2,042,220
500,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.25%	06/01/20	507,435
2,305,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100	3.75%	06/01/21	2,398,629
560,000	Wicomico County Maryland FSA Insured	3.00%	12/01/13	597,195
1,330,000	Wicomico County Maryland FSA Insured	3.00%	12/01/14	1,417,195
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/16	1,180,060
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/17	591,470

				113,908,055

Revenue Bonds — 30.4%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A Callable 9/1/2016 @ 100	5.00%	09/01/19	782,304
925,000	Baltimore Maryland Convention Center Callable 9/1/2010 @ 100 NATL-RE Insured(a)	5.00%	09/01/19	936,895
500,000	Baltimore Maryland Convention Center Series A Callable 9/1/2016 @ 100 XLCA Insured	5.25%	09/01/19	475,045
120,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/12	125,233
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/13	409,523
360,000	Baltimore Maryland Wastewater Project Series A Callable 7/1/2018 @ 100 FSA Insured	5.00%	07/01/20	411,498
1,000,000	Baltimore Maryland Wastewater Project Series C Callable 7/1/2016 @ 100 AMBAC Insured	5.00%	07/01/21	1,082,930
185,000	Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured	5.20%	01/01/10	185,007
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Callable 9/1/2016 @ 100	5.63%	09/01/38	303,700
200,000	Maryland State Community Development Administration - Residential Program Series E	3.80%	09/01/13	210,154
500,000	Maryland State Community Development Administration - Residential Program Series G	4.10%	09/01/14	532,230
1,000,000	Maryland State Community Development Administration - Residential Program Series C	3.85%	09/01/15	1,046,190
1,000,000	Maryland State Community Development Administration - Single Family Program 1st Series Callable 10/1/2010 @ 100	4.65%	04/01/12	1,022,300
500,000	Maryland State Community Development Administration - Single Family Program 1st Series Callable 10/1/2010 @ 100	4.75%	04/01/13	509,505
500,000	Maryland State Department of Transportation	5.50%	02/01/10	504,455
455,000	Maryland State Department of Transportation	5.00%	05/01/12	501,496
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/13	1,157,509
1,000,000	Maryland State Department of Transportation	5.25%	12/15/14	1,181,320
1,300,000	Maryland State Department of Transportation	5.25%	12/15/16	1,555,736
1,325,000	Maryland State Department of Transportation	5.00%	02/15/17	1,539,133
500,000	Maryland State Department of Transportation Callable 2/15/2016 @ 100	4.25%	02/15/18	547,540
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100	4.00%	05/15/20	530,065
700,000	Maryland State Department of Transportation 2nd Issue Callable 9/1/2018 @ 100	4.00%	09/01/21	733,432
260,000	Maryland State Economic Development Corporation - Lutheran World Relief/Refugee Callable 4/1/2017 @ 100	5.25%	04/01/19	266,016
500,000	Maryland State Economic Development Corporation - Maryland Department of Transportation Headquarters Callable 6/1/2012 @ 100.5	5.00%	06/01/15	547,780
600,000	Maryland State Economic Development Corporation - The Baltimore Museum of Art, Inc. SunTrust Bank(b)	0.55%	09/01/28	600,000

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
340,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Escrowed to Maturity	4.25%	06/01/10	346,837
290,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Callable 7/1/2011 @ 100 AMBAC Insured	5.38%	07/01/12	306,980
500,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Callable 6/1/2016 @ 100 CIFG Insured	5.00%	06/01/22	477,185
245,000	Maryland State Economic Development Corporation - University of Maryland/Baltimore Series A	4.50%	10/01/11	233,588
500,000	Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A Callable 1/1/2013 @ 101	5.00%	01/01/14	515,425
500,000	Maryland State Health & Higher Educational Facilities - Board of Child Care	4.50%	07/01/12	529,915
450,000	Maryland State Health & Higher Educational Facilities - Bullis School Callable 1/1/2011 @ 101 FSA Insured	5.00%	07/01/13	470,178
100,000	Maryland State Health & Higher Educational Facilities - Bullis School Callable 1/1/2011 @ 101 FSA Insured	5.00%	07/01/15	103,629
250,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	4.63%	07/01/10	253,830
500,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital Callable 7/1/2012 @ 100	5.00%	07/01/13	526,225
270,000	Maryland State Health & Higher Educational Facilities - Edenwald Series A	4.80%	01/01/12	270,626
450,000	Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital	4.20%	07/01/11	459,909
250,000	Maryland State Health & Higher Educational Facilities - Goucher College Callable 7/1/2014 @ 100	4.50%	07/01/19	252,468
500,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center Callable 7/1/2011 @ 100	5.00%	07/01/20	505,140
2,000,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center(b)	0.42%	07/01/25	2,000,000
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System Mandatory Tender 11/15/2011 @ 100	5.00%	05/15/42	266,573
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System Mandatory Tender 5/15/2013 @ 100	5.00%	05/15/46	541,580
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/10	508,710
900,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/11	949,050
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital Callable 5/15/2011 @ 100	4.60%	05/15/14	513,560
100,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital Callable 5/15/2011 @ 100	4.70%	05/15/15	102,119
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/10	514,035
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A Callable 7/1/2011 @ 100	5.00%	07/01/12	266,390
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/13	284,995
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A Callable 7/1/2011 @ 100	5.00%	07/01/13	266,390
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/18	582,525
235,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	3.88%	07/01/10	236,100
535,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute Callable 7/1/2010 @ 100(a)	5.30%	07/01/12	535,722
200,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	4.38%	07/01/13	202,544
1,000,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A Escrowed to Maturity	5.00%	07/01/10	1,027,290
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A Prerefunded 7/1/2014 @ 100	4.00%	07/01/17	553,205
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/17	544,015
250,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Callable 7/1/2017 @ 100	5.00%	07/01/18	271,663
250,000	Maryland State Health & Higher Educational Facilities - Medstar Health	4.38%	08/15/13	262,373
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A Callable 7/1/2017 @ 100	5.00%	07/01/26	186,934
135,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A Callable 7/1/2017 @ 100	5.00%	07/01/27	125,438
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Callable 7/1/2017 @ 100	4.50%	07/01/35	164,852
1,000,000	Maryland State Health & Higher Educational Facilities - Peninsula Regional Medical Center Callable 7/1/2016 @ 100	5.00%	07/01/26	1,020,190

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
430,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.30%	07/01/10	432,984
750,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/12	793,950
400,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System AMBAC Insured	4.00%	07/01/13	426,560
500,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System Callable 7/1/2018 @ 100 AMBAC Insured	5.50%	07/01/24	534,895
250,000	Maryland State Health & Higher Educational Facilities - Washington Christian Academy Callable 1/1/2017 @ 100	5.25%	07/01/18	171,725
250,000	Maryland State Health & Higher Educational Facilities - Western Medical Health Series A Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured	5.00%	01/01/25	258,630
500,000	Maryland State Industrial Development Financing Authority - National Aquarium Baltimore Facility Series B Callable 11/1/2012 @ 100	4.50%	11/01/14	530,705
500,000	Maryland State Transportation Authority FSA Insured	5.00%	07/01/10	513,975
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100	5.00%	07/01/21	644,881
200,000	Maryland State Transportation Authority Grant & Revenue	5.00%	03/01/15	233,606
100,000	Maryland State Transportation Authority Grant & Revenue	4.50%	03/01/18	114,123
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	4.00%	03/01/19	538,405
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	5.00%	03/01/19	571,690
1,000,000	Maryland State Transportation Authority Grant & Revenue	5.25%	03/01/19	1,198,360
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/15	1,972,662
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/15	589,480
500,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund	5.00%	03/01/17	578,550
350,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund	5.00%	03/01/18	405,090
300,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund Callable 3/1/2018 @ 100	4.00%	03/01/19	319,404
265,000	Maryland State Water Quality Financing - Administrative Revolving Loan Fund, Series A, Callable 3/1/2018 @ 100(a)	5.00%	03/01/19	306,798
200,000	Montgomery County Maryland - Housing Opportunity Commission Series A FHA VA Insured	3.45%	07/01/11	206,172
200,000	Montgomery County Maryland - Housing Opportunity Commission Housing Development Series A Multi-Family Revenue Callable 7/1/2010 @ 100	5.40%	07/01/11	204,148
400,000	Queen Annes County Maryland - Public Facilities Callable 11/15/2015 @ 100 NATL-RE Insured	5.00%	11/15/17	454,988
440,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/10	447,053
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/12	456,799
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/13	566,160
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/15	1,055,990
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/15	552,025
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/16	557,495
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 10/1/2016 @ 100	5.00%	10/01/19	282,998
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 4/1/2017 @ 100	4.00%	04/01/20	529,915
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Prerefunded 4/1/2012 @ 100	5.13%	04/01/21	562,382
100,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 10/1/2016 @ 100	5.00%	10/01/22	110,517
940,000	Washington County Maryland - Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured(a)	4.25%	07/01/22	1,003,704
500,000	Westminster Maryland Educational Facilities Revenue - McDaniel College, Inc. Callable 11/1/2016 @ 100	4.38%	11/01/24	468,145
1,115,000	Worcester County Maryland - Consolidated Public Improvement Project	5.00%	03/01/13	1,261,701

				54,731,849

Total Municipal Bonds (Cost $162,523,353)				168,639,904

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2009

Shares	Security Description	Value $
Short Term Investment — 4.8%
Money Market Fund — 4.8%
8,674,612	Cash Account Trust-Tax Exempt Portfolio, 0.20%(c) (Cost $8,674,612)	8,674,612

Total Investments — 99.1% (Cost $172,441,222)*		178,648,955
Other Assets and Liabilities, Net — 0.9%		1,612,231

NET ASSETS — 100.0%		$180,261,186

PORTFOLIO HOLDINGS

% of Net Assets

General Obligation Bonds	63.2%
Revenue Bonds	31.1%
Money Market Fund	4.8%
Other Assets and Liabilities, Net	0.9%

100.0%

(a)	Continuously callable with 30 days notice.
(b)	Variable rate security. Rate disclosed is as of November 30, 2009.
(c)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$6,620,874
Gross Unrealized Depreciation	(413,141)

Net Unrealized Appreciation/(Depreciation)	$6,207,733

AMBAC	American Municipal Bond Insurance Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHA VA	Federal Housing Authority/Veterans Administration
FSA	Federal Financial Security Assurance
NATL-RE	National Public Finance Guarantee Corp. Reinsured
RADIAN	Radian Asset Assurance
XLCA	XL Capital Assurance

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2009

Face Amount $	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 20.7%
2,000,000	America Movil SAB de CV	5.50%	03/01/14	2,152,728
1,000,000	Baltimore Gas & Electric Co., MTN	6.75%	06/05/12	1,088,085
2,500,000	Barrick NA Finance LLC	6.80%	09/15/18	2,867,717
1,350,000	Block Financial LLC	5.13%	10/30/14	1,405,293
2,500,000	Caterpillar Financial Services Corp., MTN	6.13%	02/17/14	2,821,450
2,500,000	Charles Schwab Corp.	4.95%	06/01/14	2,710,108
2,500,000	Comcast Corp.	6.50%	01/15/17	2,784,392
2,500,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/14	2,684,570
2,500,000	E.I. Du Pont De Nemours & Co.	5.75%	03/15/19	2,790,087
2,145,000	FIA Card Services NA NT(a)	7.13%	11/15/12	2,345,695
2,500,000	FPL Group Capital, Inc.	6.00%	03/01/19	2,791,672
3,000,000	General Electric Co.	5.00%	02/01/13	3,216,711
2,565,000	Goldman Sachs Group, Inc., MTN	3.63%	08/01/12	2,667,646
2,500,000	GTE Corp.	6.84%	04/15/18	2,757,973
575,000	Hewlett-Packard Co.	6.13%	03/01/14	656,300
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/13	2,899,446
2,000,000	Kraft Foods, Inc.	6.00%	02/11/13	2,178,192
2,500,000	Norfolk Southern Corp.	5.90%	06/15/19	2,805,060
2,500,000	ONEOK Partners LP	6.15%	10/01/16	2,653,093
1,500,000	PACCAR, Inc.	6.88%	02/15/14	1,728,641
2,000,000	PPL Energy Supply LLC	6.50%	05/01/18	2,164,446
2,500,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/18	2,768,738
1,000,000	Staples, Inc.	7.38%	10/01/12	1,100,853
2,500,000	Starbucks Corp.	6.25%	08/15/17	2,710,720
1,166,000	W.R. Berkley Corp.	6.15%	08/15/19	1,138,880
2,000,000	Weatherford International, Ltd.	5.15%	03/15/13	2,117,960

Total Corporate Bonds & Notes (Cost $55,434,577)				60,006,456

US Government & Agency Obligations — 68.4%
Bond — 0.3%
640,000	FFCB	5.20%	03/20/13	716,545

FHLB Notes — 4.5%
7,000,000	FHLB	5.25%	06/05/17	7,946,694
3,473,037	FHLB, Series 00-0606-Y	5.27%	12/28/12	3,683,295
1,259,290	FHLB, Series TQ-2015-A	5.07%	10/20/15	1,328,451

				12,958,440

FHLMC Note — 1.0%
3,000,000	FHLMC, Callable 3/16/2010 @ 100	2.13%	03/16/11	3,012,831

FNMA Notes — 4.4%
5,000,000	FNMA, Callable 4/1/2010 @ 100	2.00%	04/01/11	5,029,500
7,600,000	FNMA, Callable 1/27/2010 @ 100	3.22%	01/27/16	7,607,463

				12,636,963

Mortgage Backed Securities — 41.6%
459,517	Commercial Mortgage Pass-Through Certificates, Series 2005-C6-A2	5.00%	06/10/44	461,152
1,106,733	FHLMC, Pool # 1B0889(b)	4.52%	05/01/33	1,148,987
1,766,464	FHLMC, Pool # 1J0203(b)	5.25%	04/01/35	1,847,440
1,735,482	FHLMC, Pool # A40782	5.00%	12/01/35	1,823,781
16,344	FHLMC, Pool # C00210	8.00%	01/01/23	18,737
2,083,529	FHLMC, Pool # C90993	5.50%	10/01/26	2,234,269
938,548	FHLMC, Pool # E93051	5.50%	12/01/17	1,014,962
20,342	FHLMC, Pool # G10543	6.00%	06/01/11	21,912
36,303	FHLMC, Pool # G10682	7.50%	06/01/12	38,116
29,795	FHLMC, Pool # G10690	7.00%	07/01/12	31,433
3,329,698	FHLMC, Pool # G11649	4.50%	02/01/20	3,523,410
8,586,751	FHLMC, Pool # G18309	4.50%	05/01/24	9,005,803
3,171,552	FHLMC, Pool # G30412	6.00%	03/01/28	3,434,581

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2009

Shares/ Face Amount $	Security Description	Rate	Maturity	Value $
US Government & Agency Obligations — Continued
Mortgage Backed Securities — Continued
558,355	FHLMC, Pool # M80814	5.00%	05/01/10	570,949
749,221	FHLMC, Pool # M80931	5.50%	08/01/11	777,621
1,291,102	FHLMC REMIC, Series 2782-PA	4.00%	11/15/33	1,343,224
2,759,672	FHLMC REMIC, Series R005-VA	5.50%	03/15/16	2,972,856
251,339	FNMA, Pool # 254089	6.00%	12/01/16	272,941
1,752,111	FNMA, Pool # 255276	4.00%	06/01/11	1,781,890
3,477,399	FNMA, Pool # 256752	6.00%	06/01/27	3,759,101
3,418,899	FNMA, Pool # 257048	6.00%	01/01/28	3,695,861
33,653	FNMA, Pool # 409589	9.50%	11/01/15	36,895
166,304	FNMA, Pool # 433646	6.00%	10/01/13	180,182
72,141	FNMA, Pool # 539082	7.00%	08/01/28	80,489
195,807	FNMA, Pool # 625536	6.00%	01/01/32	212,355
118,918	FNMA, Pool # 628837	6.50%	03/01/32	129,656
916,158	FNMA, Pool # 663238	5.50%	09/01/32	979,681
1,018,319	FNMA, Pool # 725544	5.50%	12/01/17	1,102,659
139,442	FNMA, Pool # 741373(b)	2.78%	12/01/33	142,780
243,550	FNMA, Pool # 744805(b)	4.27%	11/01/33	250,066
263,844	FNMA, Pool # 764342(b)	2.65%	02/01/34	270,152
2,409,492	FNMA, Pool # 768005	4.00%	09/01/13	2,479,244
664,155	FNMA, Pool # 805440	7.00%	11/01/34	734,797
4,153,558	FNMA, Pool # 831413	5.50%	04/01/36	4,427,271
1,114,082	FNMA, Pool # 848817	5.00%	01/01/36	1,170,939
2,161,203	FNMA, Pool # 866920(b)	5.38%	02/01/36	2,213,774
3,149,188	FNMA, Pool # 871084	5.50%	11/01/36	3,356,715
5,236,460	FNMA, Pool # 888218	5.00%	03/01/37	5,501,249
2,560,430	FNMA, Pool # 889584	5.50%	01/01/37	2,732,758
5,262,772	FNMA, Pool # 909932	6.00%	03/01/37	5,652,443
3,340,944	FNMA, Pool # 944581	5.00%	07/01/22	3,558,141
6,016,951	FNMA, Pool # 981257	5.00%	05/01/23	6,401,196
9,715,644	FNMA, Pool # AA7001	5.00%	06/01/39	10,205,409
9,208,989	FNMA, Pool # AA7686	4.50%	06/01/39	9,468,890
7,332,342	FNMA, Pool # AA8753	5.00%	06/01/39	7,702,699
3,870,161	GNMA, Pool # 4221	5.50%	08/20/38	4,132,826
55,945	GNMA, Pool # 487110	6.50%	04/15/29	61,067
7,832	GNMA, Pool # 571166	7.00%	08/15/31	8,754
126,187	GNMA, Pool # 781186	9.00%	06/15/30	146,477
636,941	GNMA, Pool # 781450	5.00%	06/15/17	681,016
6,276,914	GNMA, Series 2008-1-PA	4.50%	12/20/36	6,536,598

				120,336,204

U.S. Treasury Securities — 16.6%
10,500,000	U.S. Treasury Inflation Indexed Bonds	2.50%	07/15/16	12,507,833
10,000,000	U.S. Treasury Inflation Indexed Bonds	2.13%	01/15/19	10,981,711
6,000,000	U.S. Treasury Note/Bond	4.25%	08/15/15	6,639,378
10,000,000	U.S. Treasury Note/Bond	4.00%	08/15/18	10,706,260
7,500,000	U.S. Treasury Note/Bond	2.75%	02/15/19	7,253,910

				48,089,092

Total US Government & Agency Obligations (Cost $189,168,290)				197,750,075

Yankee Dollar — 0.8%
2,000,000	Potash Corp. of Saskatchewan, Inc. (Cost $2,071,960)	5.25%	05/15/14	2,191,986

Short Term Investment — 4.9%
Money Market Fund — 4.9%
14,187,410	Western Asset/Citi Institutional U.S. Treasury Reserves , Class A, 0.03%(c) (Cost $14,187,410)			14,187,410

Total Investments — 94.8% (Cost $260,862,237)*				274,135,927
Other Assets and Liabilities, Net — 5.2%				15,072,245

NET ASSETS — 100.0%				$289,208,172

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2009

PORTFOLIO HOLDINGS

% of Net Assets

US Government & Agency Obligations	68.4%
Corporate Bonds & Notes	20.7%
Money Market Fund	4.9%
Yankee Dollars	0.8%
Other Assets and Liabilities, Net	5.2%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. At November 30, 2009, the value of these securities amounted to $2,345,695 or 0.8% of net assets.
(b)	Variable rate security. Rate disclosed is as of November 30, 2009.
(c)	The rate quoted is the annualized seven-day net yield of the fund as of November 30, 2009.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$13,408,193
Gross Unrealized Depreciation	(134,503)

Net Unrealized Appreciation/(Depreciation)	$13,273,690

BKNT	Bank Note
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LP	Limited Partnership
MTN	Medium Term Note

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2009

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND		BROWN ADVISORY FLEXIBLE VALUE FUND		BROWN ADVISORY SMALL-CAP GROWTH FUND
ASSETS
Investments:
Total investments, at cost	$67,262,001	$122,998,886		$15,876,444		$119,969,126
Net unrealized appreciation	18,332,074	25,142,100		1,354,517		22,618,582

Total investments, at market value	85,594,075	148,140,986		17,230,961		142,587,708
Cash	—	—		50		—
Foreign currency (Cost $594,954)	—	—		—		—
Receivables:
Investment securities sold	—	—		109,637		—
Fund shares sold	176,558	7,178		1,490		144,416
Interest and dividends	20,214	572,328		14,932		25,012
Reclaims	—	—		—		—
Prepaid expenses and other assets	10,016	14,000		22,264		15,429

Total Assets	85,800,863	148,734,492		17,379,334		142,772,565

LIABILITIES
Payables:
Payable to custodian	3	1,193		—		371,631
Investment securities purchased	1,425,182	—		157,175		—
Fund shares redeemed	100,855	37,337		—		21,319
Distributions	—	—		—		—
Accrued Liabilities:
Investment advisor fees	51,248	90,753		5,445		117,217
Administration, accounting, and transfer agent fees	11,857	18,517		4,834		23,509
Custodian fees	1,642	2,712		1,400		2,522
Shareholder service fees:
Institutional Shares	1,516	3,649		45		2,685
Distribution fees:
A Shares	2,435	2,577		242		1,416
D Shares	—	—		—		1,612
Compliance services fees	1,488	2,146		696		2,099
Trustees’ fees and expenses	418	694		289		728
Other expenses	12,713	20,739		9,135		20,161

Total Liabilities	1,609,357	180,317		179,261		564,899

NET ASSETS	$84,191,506	$148,554,175		$17,200,073		$142,207,666

COMPONENTS OF NET ASSETS
Paid-in capital	$79,099,901	$189,014,190		$22,823,472		$154,770,570
Accumulated net investment income (loss)	(198,189)	573,513		4,538		(672,699)
Accumulated net realized gain (loss)	(13,042,280)	(66,175,628)		(6,982,454)		(34,508,787)
Unrealized appreciation	18,332,074	25,142,100		1,354,517		22,618,582

NET ASSETS	$84,191,506	$148,554,175		$17,200,073		$142,207,666

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Institutional Shares:
Net assets	$78,380,057	$142,147,260		$15,962,752		$130,991,906
Shares outstanding (unlimited shares authorized)	8,026,029	13,628,984		2,095,930		12,841,430
Net asset value per share	$9.77	$10.43		$7.62		$10.20
A Shares:
Net assets	$5,811,449	$6,406,915		$1,237,321		$3,477,790
Shares outstanding (unlimited shares authorized)	604,978	611,442		162,330		348,176
Net asset value per share	$9.61	$10.48		$7.62		$9.99
Maximum offering price per share	$9.96 (a)	$10.86	(a)	$8.00	(b)	$10.35 (a)
D Shares:
Net assets	$—	$—		$—		$7,737,970
Shares outstanding (unlimited shares authorized)	—	—		—		386,743
Net asset value per share	$—	$—		$—		$20.01
(a)	Computation of maximum offering price per share 100/96.50 of net asset value.
(b)	Computation of maximum offering price per share 100/95.25 of net asset value.
(c)	Computation of maximum offering per price per share 100/98.50 of net asset value.

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2009

BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$55,599,022	$22,206,483	$13,261,427	$101,436,735	$172,441,222	$260,862,237
10,790,636	2,854,136	3,930,468	7,429,437	6,207,733	13,273,690

66,389,658	25,060,619	17,191,895	108,866,172	178,648,955	274,135,927
—	—	—	—	276	13,536,132
—	—	—	596,936	—	—

7,540	—	—	—	—	45,910
1,699	26,947	419	9,925	—	66,012
62,894	7,630	21,028	230,034	2,006,445	2,144,923
—	—	—	314,430	—	—
13,967	7,068	8,034	12,590	5,083	23,003

66,475,758	25,102,264	17,221,376	110,030,087	180,660,759	289,951,907

—	—	—	—	—	—
164,916	95,027	—	—	—	—
—	—	39,724	52,819	5,000	185
—	—	—	—	291,109	584,124

55,294	15,509	11,114	92,038	51,548	82,472
10,640	2,982	6,784	14,864	21,415	35,084
3,924	—	959	28,146	1,273	1,562

—	415	320	3,018	4,348	5,339

195	—	—	—	—	6,372
—	—	—	—	—	—
1,755	986	710	2,055	2,323	3,442
357	135	125	503	1,011	1,421
11,248	8,019	7,135	12,050	21,546	23,734

248,329	123,073	66,871	205,493	399,573	743,735

$66,227,429	$24,979,191	$17,154,505	$109,824,594	$180,261,186	$289,208,172

$98,898,155	$21,699,265	$136,763,612	$227,519,591	$174,343,571	$278,596,282
(11,200)	(40,723)	(30,500)	(9,949)	—	56,660
(43,450,162)	466,513	(123,509,075)	(125,137,051)	(290,118)	(2,718,460)
10,790,636	2,854,136	3,930,468	7,452,003	6,207,733	13,273,690

$66,227,429	$24,979,191	$17,154,505	$109,824,594	$180,261,186	$289,208,172

$65,753,784	$24,979,191	$17,154,505	$109,824,594	$180,261,186	$258,174,934
6,975,496	2,086,405	1,522,826	17,891,876	16,718,795	23,191,400
$9.43	$11.97	$11.26	$6.14	$10.78	$11.13

$473,645	$—	$—	$—	$—	$31,033,238
50,984	—	—	—	—	2,833,214
$9.29	$—	$—	$—	$—	$10.95
$9.63 (a)	$—	$—	$—	$—	$11.12	(c)

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Operations

Six Months Ended November 30, 2009

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY FLEXIBLE VALUE FUND	BROWN ADVISORY SMALL-CAP GROWTH FUND
INVESTMENT INCOME
Dividend income	$238,352	$1,891,872	$124,501	$184,274
Less: foreign taxes withheld	(14,706)	(26,481)	(413)	—
Interest income	—	—	—	—

Total Investment Income	223,646	1,865,391	124,088	184,274

EXPENSES
Investment advisor fees	269,786	500,543	66,967	639,260
Administration, accounting, and transfer agent fees	61,799	93,768	25,901	113,592
Shareholder service fees:
Institutional Shares	11,675	25,032	38	25,201
Distribution fees:
A Shares	13,988	14,307	1,365	7,920
D Shares	—	—	—	9,544
Custodian fees	13,631	9,765	3,000	12,112
Insurance fees	1,803	3,703	413	3,387
Registration fees	12,600	13,794	13,634	17,976
Audit fees	10,683	8,488	9,971	9,313
Legal fees	13,545	25,051	3,269	23,841
Trustees’ fees and expenses	1,028	1,941	18	1,849
Compliance service fees	7,023	10,728	3,501	10,439
Miscellaneous expenses	4,623	8,294	1,264	8,017

Total Expenses	422,184	715,414	129,341	882,451

Fees waived and expenses reimbursed	(349)	—	(41,276)	(11)

Net Expenses	421,835	715,414	88,065	882,440

NET INVESTMENT INCOME (LOSS)	(198,189)	1,149,977	36,023	(698,166)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,015,163)	7,920,804	(741,447)	5,249,355
Written options	—	—	—	—
Foreign currency transactions	—	—	892	—

Net realized gain (loss)	(1,015,163)	7,920,804	(740,555)	5,249,355

Net change in unrealized appreciation (depreciation) on:
Investments	16,531,102	22,151,467	4,075,494	17,731,679
Written options	—	—	—	—
Foreign currency translations	—	—	—	—

Net change in unrealized appreciation (depreciation)	16,531,102	22,151,467	4,075,494	17,731,679

NET REALIZED AND UNREALIZED GAIN (LOSS)	15,515,939	30,072,271	3,334,939	22,981,034

INCREASE IN NET ASSETS FROM OPERATIONS	$15,317,750	$31,222,248	$3,370,962	$22,282,868

See Notes to Financial Statements.

Statements of Operations

Six Months Ended November 30, 2009

BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$486,238	$122,069	$104,850	$1,476,593	$13,511	$9,988
—	—	(4,618)	(61,326)	—	—
188	8,820	—	442	2,565,380	5,424,776

486,426	130,889	100,232	1,415,709	2,578,891	5,434,764

321,885	101,695	87,154	563,298	306,477	454,341
56,408	13,504	29,215	85,053	125,426	178,206

8,171	4,567	2,245	26,118	33,895	45,295

1,159	—	—	—	—	37,480
—	—	—	—	—	—
8,460	21,194	3,836	79,669	11,015	15,527
1,877	386	856	3,555	5,041	6,920
13,338	11,545	9,124	9,311	1,841	13,622
9,729	10,614	10,894	10,957	11,007	13,791
12,034	3,033	3,538	22,023	34,273	47,329
934	274	219	1,732	2,463	3,701
8,940	3,948	3,569	11,845	13,329	16,081
4,155	1,291	950	7,543	11,621	16,545

447,090	172,051	151,600	821,104	556,388	848,838

(40)	(19,509)	(20,868)	—	—	—

447,050	152,542	130,732	821,104	556,388	848,838

39,376	(21,653)	(30,500)	594,605	2,022,503	4,585,926

(1,112,043)	863,795	326,648	(5,480,607)	(206,400)	314,683
—	11,263	—	—	—	—
—	—	—	29,388	—	—

(1,112,043)	875,058	326,648	(5,451,219)	(206,400)	314,683

9,059,656	1,439,200	2,902,461	24,309,950	2,865,490	8,966,267
—	37,949	—	—	—	—
—	—	—	(38,022)	—	—

9,059,656	1,477,149	2,902,461	24,271,928	2,865,490	8,966,267

7,947,613	2,352,207	3,229,109	18,820,709	2,659,090	9,280,950

$7,986,989	$2,330,554	$3,198,609	$19,415,314	$4,681,593	$13,866,876

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
OPERATIONS
Net investment income (loss)	$(198,189)	$(268,867)	$1,149,977	$2,945,918
Net realized gains (losses)	(1,015,163)	(11,798,709)	7,920,804	(64,311,566)
Net change in unrealized appreciation (depreciation)	16,531,102	(8,667,262)	22,151,467	(9,184,291)

Increase (Decrease) in Net Assets from Operations	15,317,750	(20,734,838)	31,222,248	(70,549,939)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(1,700,692)	(2,928,785)
A Shares	—	—	(62,026)	(95,330)
Net realized gain:
Institutional Shares	—	(189,725)	—	—
A Shares	—	(14,861)	—	—

Total Distributions to Shareholders	—	(204,586)	(1,762,718)	(3,024,115)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,039,399	17,632,715	15,507,247	36,473,473
A Shares	368,831	1,287,902	215,877	1,584,256
Reinvestment of distributions:
Institutional Shares	—	188,814	252,588	334,956
A Shares	—	13,456	55,683	82,985
Redemption of shares:
Institutional Shares	(3,583,975)	(15,385,247)	(10,989,990)	(53,792,988)
A Shares	(499,217)	(634,518)	(251,659)	(716,060)
Redemption fees:	1,973	—	281	—

Increase (Decrease) from Capital Share Transactions	11,327,011	3,103,122	4,790,027	(16,033,378)

Increase (Decrease) in Net Assets	26,644,761	(17,836,302)	34,249,557	(89,607,432)
NET ASSETS
Beginning of period	57,546,745	75,383,047	114,304,618	203,912,050

End of period*	$84,191,506	$57,546,745	$148,554,175	$114,304,618

*Accumulated net investment income (loss)	$(198,189)	$—	$573,513	$1,186,254

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,674,788	2,311,597	1,642,611	4,055,011
A Shares	42,896	162,043	22,105	159,088
Reinvestment of distributions:
Institutional Shares	—	27,890	26,138	37,259
A Shares	—	2,014	5,668	9,110
Redemption of shares:
Institutional Shares	(386,717)	(2,145,431)	(1,138,883)	(6,061,479)
A Shares	(53,516)	(83,374)	(27,323)	(87,960)

Increase (Decrease) from Capital Share Transactions	1,277,451	274,739	530,316	(1,888,971)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY FLEXIBLE VALUE FUND
	Six Months Ended November 30, 2009	Period Ended May 31, 2009(a)	Year Ended October 31, 2008
OPERATIONS
Net investment income (loss)	$36,023	$81,704	$79,820
Net realized gains (losses)	(740,555)	(2,548,066)	(3,693,833)
Net change in unrealized appreciation (depreciation)	4,075,494	2,092,419	(4,896,839)

Increase (Decrease) in Net Assets from Operations	3,370,962	(373,943)	(8,510,852)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(42,685)	(68,198)	(63,543)
A Shares	(1,832)	(474)	(53)
Net realized gain:
Institutional Shares			(37,071)
A Shares			(1,900)
Return of capital
Institutional Shares	—	(5,700)	—
A Shares	—	(40)	—

Total Distributions to Shareholders	(44,517)	(74,412)	(102,567)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,701,565	1,015,256	12,575,508
A Shares	45,313	175,849	1,121,766
Reinvestment of distributions:
Institutional Shares	37,538	65,941	100,614
A Shares	1,448	382	1,707
Redemption of shares:
Institutional Shares	(1,289,333)	(4,592,208)	(1,239,926)
A Shares	(43,858)	(254,888)	(435,875)

Increase (Decrease) from Capital Share Transactions	452,673	(3,589,668)	12,123,794

Increase (Decrease) in Net Assets	3,779,118	(4,038,023)	3,510,375
NET ASSETS
Beginning of period	13,420,955	17,458,978	13,948,603

End of period*	$17,200,073	$13,420,955	$17,458,978

*Accumulated net investment income (loss)	$4,538	$13,032	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	252,434	194,963	1,559,355
A Shares	5,885	32,177	134,717
Reinvestment of distributions:
Institutional Shares	5,437	12,310	10,587
A Shares	205	72	180
Redemption of shares:
Institutional Shares	(177,319)	(858,080)	(155,682)
A Shares	(6,768)	(45,086)	(50,894)

Increase (Decrease) from Capital Share Transactions	79,874	(663,644)	1,498,263

(a)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP GROWTH FUND		BROWN ADVISORY SMALL-CAP VALUE FUND
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
OPERATIONS
Net investment income (loss)	$(698,166)	$(1,180,746)	$39,376	$(68,681)
Net realized gains (losses)	5,249,355	(37,855,117)	(1,112,043)	(41,966,039)
Net change in unrealized appreciation (depreciation)	17,731,679	(20,442,152)	9,059,656	4,685,889

Increase (Decrease) in Net Assets from Operations	22,282,868	(59,478,015)	7,986,989	(37,348,831)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(50,530)	—
A Shares	—	—	(46)	—
Net realized gain:
Institutional Shares	—	(4,133,675)	—	(2,206,234)
A Shares	—	(110,586)	—	(14,111)
D Shares	—	(164,961)	—	—
Return of capital
Institutional Shares	—	—	—	(48,464)

Total Distributions to Shareholders	—	(4,409,222)	(50,576)	(2,268,809)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,456,526	24,028,629	5,762,532	19,681,604
A Shares	427,116	569,036	6,810	17,832
D Shares	—	7,041	—	—
Reinvestment of distributions:
Institutional Shares	—	4,114,755	9,183	2,204,509
A Shares	—	102,988	43	13,152
D Shares	—	151,015	—	—
Redemption of shares:
Institutional Shares	(2,835,573)	(33,381,560)	(6,480,086)	(46,676,763)
A Shares	(111,641)	(265,146)	(21,701)	(126,402)
D Shares	(564,169)	(1,474,877)	—	—
Redemption fees:	150	—	—	—

Increase (Decrease) from Capital Share Transactions	15,372,409	(6,148,119)	(723,219)	(24,886,068)

Increase (Decrease) in Net Assets	37,655,277	(70,035,356)	7,213,194	(64,503,708)
NET ASSETS
Beginning of period	104,552,389	174,587,745	59,014,235	123,517,943

End of period*	$142,207,666	$104,552,389	$66,227,429	$59,014,235

*Accumulated net investment income (loss)	$(672,699)	$25,467	$(11,200)	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,926,861	2,785,608	632,073	2,402,755
A Shares	45,385	63,683	745	2,256
D Shares	—	315	—	—
Reinvestment of distributions:
Institutional Shares	—	567,553	1,093	301,602
A Shares	—	14,444	5	1,821
D Shares	—	10,597	—	—
Redemption of shares:
Institutional Shares	(295,687)	(4,193,460)	(711,168)	(5,819,941)
A Shares	(11,567)	(37,185)	(2,344)	(16,695)
D Shares	(29,708)	(83,733)	—	—

Increase (Decrease) from Capital Share Transactions	1,635,284	(872,178)	(79,596)	(3,128,202)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND		BROWN ADVISORY OPPORTUNITY FUND
	Six Months Ended November 30, 2009	Period Ended May 31, 2009(a)	Six Months Ended November 30, 2009	Year Ended May 31, 2009
OPERATIONS
Net investment loss	$(21,653)	$(9,771)	$(30,500)	$(177,276)
Net realized gains (losses)	875,058	(408,545)	326,648	(10,281,416)
Net change in unrealized appreciation (depreciation)	1,477,149	1,376,987	2,902,461	(1,444,010)

Increase (Decrease) in Net Assets from Operations	2,330,554	958,671	3,198,609	(11,902,702)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(11,193)	—	—	—
Return of capital:
Institutional Shares	—	(6,385)	—	—

Total Distributions to Shareholders	(11,193)	(6,385)	—	—

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,123,341	14,183,396	1,196,618	5,455,069
Reinvestment of distributions:
Institutional Shares	177	87	—	—
Redemption of shares:
Institutional Shares	(1,083,452)	(516,005)	(3,778,036)	(6,755,119)

Increase (Decrease) from Capital Share Transactions	8,040,066	13,667,478	(2,581,418)	(1,300,050)

Increase (Decrease) in Net Assets	10,359,427	14,619,764	617,191	(13,202,752)
NET ASSETS
Beginning of period	14,619,764	—	16,537,314	29,740,066

End of period*	$24,979,191	$14,619,764	$17,154,505	$16,537,314

*Accumulated net investment loss	$(40,723)	$(7,877)	$(30,500)	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	780,592	1,452,161	113,629	497,255
Reinvestment of distributions:
Institutional Shares	17	9	—	—
Redemption of shares:
Institutional Shares	(89,230)	(57,144)	(350,747)	(707,019)

Increase (Decrease) from Capital Share Transactions	691,379	1,395,026	(237,118)	(209,764)

(a)	See Note 1 for dates of commencement of operations.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY CORE INTERNATIONAL FUND		BROWN ADVISORY MARYLAND BOND FUND
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
OPERATIONS
Net investment income	$594,605	$3,088,686	$2,022,503	$3,421,863
Net realized gains (losses)	(5,451,219)	(119,420,179)	(206,400)	(4,590)
Net change in unrealized appreciation (depreciation)	24,271,928	(21,699,557)	2,865,490	2,634,062

Increase (Decrease) in Net Assets from Operations	19,415,314	(138,031,050)	4,681,593	6,051,335

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,555,394)	(5,376,245)	(2,022,503)	(3,421,863)
Net realized gain:
Institutional Shares	—	(55,806,783)	—	—

Total Distributions to Shareholders	(1,555,394)	(61,183,028)	(2,022,503)	(3,421,863)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	9,888,493	57,815,789	25,762,614	106,540,487
Reinvestment of distributions:
Institutional Shares	35,548	55,822,484	223,545	371,958
Redemption of shares:
Institutional Shares	(26,831,610)	(141,694,678)	(19,362,557)	(32,574,305)
Redemption fees:	52	—	8,901	602

Increase (Decrease) from Capital Share Transactions	(16,907,517)	(28,056,405)	6,632,503	74,338,742

Increase (Decrease) in Net Assets	952,403	(227,270,483)	9,291,593	76,968,214
NET ASSETS
Beginning of period	108,872,191	336,142,674	170,969,593	94,001,379

End of period*	$109,824,594	$108,872,191	$180,261,186	$170,969,593

*Accumulated net investment income (loss)	$(9,949)	$950,840	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,826,493	7,654,435	2,412,590	10,165,894
Reinvestment of distributions:
Institutional Shares	6,123	11,175,963	20,921	35,777
Redemption of shares:
Institutional Shares	(4,678,275)	(19,929,759)	(1,816,937)	(3,124,038)

Increase (Decrease) from Capital Share Transactions	(2,845,659)	(1,099,361)	616,574	7,077,633

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY INTERMEDIATE INCOME FUND
	Six Months Ended November 30, 2009	Year Ended May 31, 2009
OPERATIONS
Net investment income	$4,585,926	$7,137,408
Net realized gains (losses)	314,683	(2,661,196)
Net change in unrealized appreciation (depreciation)	8,966,267	3,000,052

Increase in Net Assets from Operations	13,866,876	7,476,264

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,377,146)	(6,222,981)
A Shares	(544,497)	(937,513)
Net realized gain:
Institutional Shares	—	(248,824)
A Shares	—	(42,302)

Total Distributions to Shareholders	(4,921,643)	(7,451,620)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	79,100,676	109,903,560
A Shares	3,254,084	7,026,302
Reinvestment of distributions:
Institutional Shares	700,291	1,182,094
A Shares	324,523	636,037
Redemption of shares:
Institutional Shares	(20,272,151)	(62,818,832)
A Shares	(1,651,872)	(3,087,150)
Redemption fees:	10,195	196

Increase from Capital Share Transactions	61,465,746	52,842,207

Increase in Net Assets	70,410,979	52,866,851
NET ASSETS
Beginning of period	218,797,193	165,930,342

End of period*	$289,208,172	$218,797,193

*Accumulated net investment income	$56,660	$392,337

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,263,578	10,253,326
A Shares	304,013	665,722
Reinvestment of distributions:
Institutional Shares	63,927	110,914
A Shares	30,140	60,605
Redemption of shares:
Institutional Shares	(1,859,294)	(5,872,794)
A Shares	(153,157)	(292,611)

Increase from Capital Share Transactions	5,649,207	4,925,162

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized And Unrealized Gains (Losses)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital		Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value, End of Period
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$7.83	(0.02)	1.96	1.94	—	—	—		—	—	(g)	$9.77
May 31, 2009	10.66	(0.03)	(2.77)	(2.80)	—	(0.03)	—		(0.03)	—		7.83
May 31, 2008	10.87	(0.04)	(0.17)	(0.21)	—	—	—		—	—		10.66
May 31, 2007	8.97	(0.02)	1.92	1.90	—	—	—		—	—		10.87
May 31, 2006	8.50	(0.01)	0.48	0.47	—	—	—		—	—		8.97
May 31, 2005	8.33	0.03	0.17	0.20	(0.03)	—	—		(0.03)	—		8.50
A Shares
November 30, 2009	7.72	(0.04)	1.93	1.89	—	—	—		—	—		9.61
May 31, 2009	10.55	(0.07)	(2.73)	(2.80)	—	(0.03)	—		(0.03)	—		7.72
May 31, 2008	10.83	(0.10)	(0.18)	(0.28)	—	—	—		—	—		10.55
May 31, 2007	8.98	(0.08)	1.93	1.85	—	—	—		—	—		10.83
May 31, 2006 (f)	8.94	— (g)	0.04	0.04	—	—	—		—	—		8.98

BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$8.34	0.08	2.13	2.21	(0.12)	—	—		(0.12)	—	(g)	$10.43
May 31, 2009	13.07	0.20	(4.72)	(4.52)	(0.21)	—	—		(0.21)	—		8.34
May 31, 2008	16.03	0.19	(1.98)	(1.79)	(0.20)	(0.97)	—		(1.17)	—		13.07
May 31, 2007	13.69	0.20	2.85	3.05	(0.20)	(0.51)	—		(0.71)	—		16.03
May 31, 2006	13.66	0.21	0.88	1.09	(0.17)	(0.89)	—		(1.06)	—		13.69
May 31, 2005	13.44	0.14	1.00	1.14	(0.12)	(0.80)	—		(0.92)	—		13.66
A Shares
November 30, 2009	8.37	0.06	2.15	2.21	(0.10)	—	—		(0.10)	—		10.48
May 31, 2009	13.11	0.16	(4.74)	(4.58)	(0.16)	—	—		(0.16)	—		8.37
May 31, 2008	16.05	0.11	(2.00)	(1.89)	(0.08)	(0.97)	—		(1.05)	—		13.11
May 31, 2007	13.68	0.12	2.85	2.97	(0.09)	(0.51)	—		(0.60)	—		16.05
May 31, 2006 (f)	13.96	0.05	(0.33)	(0.28)	—	—	—		—	—		13.68

BROWN ADVISORY FLEXIBLE VALUE FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$6.16	0.02	1.46	1.48	(0.02)	—	—		(0.02)	—		$7.62
May 31, 2009 (h)	6.14	0.03	0.02	0.05	(0.03)	—	—	(g)	(0.03)	—		6.16
October 31, 2008	10.38	0.04	(4.20)	(4.16)	(0.05)	(0.03)	—		(0.08)	—		6.14
October 31, 2007 (f)	10.00	0.01	0.38	0.39	(0.01)	—	—		(0.01)	—		10.38
A Shares
November 30, 2009	6.17	0.01	1.45	1.46	(0.01)	—	—		(0.01)	—		7.62
May 31, 2009 (h)	6.14	0.02	0.01	0.03	— (g)	—	—	(g)	— (g)	—		6.17
October 31, 2008	10.36	0.02	(4.21)	(4.19)	—	(0.03)	—		(0.03)	—		6.14
October 31, 2007 (f)	10.41	(0.02)	(0.03)	(0.05)	—	—	—		—	—		10.36

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

24.62%	$78,380	(0.51)%	1.14%	1.14%	14%
(26.26)%	52,792	(0.42)%	1.13%	1.13%	70%
(1.93)%	69,738	(0.41)%	1.06%	1.06%	56%
21.18%	71,355	(0.25)%	1.09%	1.09%	29%
5.53%	52,938	(0.13)%	1.09%	1.11%	38%
2.45%	44,288	0.41%	0.98%	1.09%	40%

24.32%	5,811	(0.97)%	1.59%	1.60%	14%
(26.54)%	4,755	(0.89)%	1.60%	1.66%	70%
(2.59)%	5,645	(0.96)%	1.60%	1.67%	56%
20.60%	3,988	(0.77)%	1.60%	2.07%	29%
0.45%	1,825	(0.51)%	1.49%	7.00%	38%

26.68%	$142,147	1.74%	1.05%	1.05%	32%
(34.73)%	109,188	2.17%	1.06%	1.06%	108%
(11.60)%	196,954	1.33%	0.97%	0.97%	47%
22.85%	216,826	1.38%	0.99%	0.99%	39%
8.26%	158,306	1.51%	0.99%	0.99%	75%
8.67%	133,454	1.04%	0.99%	1.03%	78%

26.54%	6,407	1.27%	1.51%	1.51%	32%
(35.04)%	5,116	1.67%	1.58%	1.58%	108%
(12.15)%	6,958	0.75%	1.56%	1.56%	47%
22.14%	5,711	0.81%	1.60%	1.86%	39%
(2.01)%	2,120	4.11%	1.56%	4.84%	75%

24.06%	$15,963	0.47%	1.10%	1.62%	13%
0.88%	12,416	1.06%	1.14%	2.18%	16%
(40.37)%	16,379	0.46%	1.10%	3.07%	27%
3.93%	12,997	0.12%	1.10%	5.06%	19%

23.71%	1,237	0.22%	1.35%	1.87%	13%
0.55%	1,005	0.79%	1.42%	2.70%	16%
(40.55)%	1,080	0.24%	1.35%	4.32%	27%
(0.48)%	951	(0.17)%	1.35%	12.67%	19%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

						Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized And Unrealized Gains (Losses)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital		Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value, End of Period
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$8.47	(0.05)		1.78	1.73	—	—	—		—	—	(g)	$10.20
May 31, 2009	13.17	(0.09)		(4.25)	(4.34)	—	(0.36)	—		(0.36)	—		8.47
May 31, 2008	13.92	(0.12)		0.39	0.27	—	(1.02)	—		(1.02)	—		13.17
May 31, 2007	11.38	(0.08)		2.62	2.54	—	—	—		—	—		13.92
May 31, 2006	10.32	(0.11)		1.17	1.06	—	—	—		—	—		11.38
May 31, 2005	10.11	(0.12)		0.33	0.21	—	—	—		—	—	(g)	10.32
A Shares
November 30, 2009	8.32	(0.07)		1.74	1.67	—	—	—		—	—		9.99
May 31, 2009	12.99	(0.13)		(4.18)	(4.31)	—	(0.36)	—		(0.36)	—		8.32
May 31, 2008	13.83	(0.20)		0.38	0.18	—	(1.02)	—		(1.02)	—		12.99
May 31, 2007	11.37	(0.14)		2.60	2.46	—	—	—		—	—		13.83
May 31, 2006 (f)	12.11	(0.02)		(0.72)	(0.74)	—	—	—		—	—		11.37
D Shares
November 30, 2009	16.64	(0.12)		3.49	3.37	—	—	—		—	—		20.01
May 31, 2009	25.32	(0.23)		(8.09)	(8.32)	—	(0.36)	—		(0.36)	—		16.64
May 31, 2008	25.93	(0.32)		0.73	0.41	—	(1.02)	—		(1.02)	—		25.32
May 31, 2007	21.28	(0.24)		4.89	4.65	—	—	—		—	—		25.93
May 31, 2006	19.38	(0.31)		2.21	1.90	—	—	—		—	—		21.28
May 31, 2005 (i)	19.09	(0.28)		0.57	0.29	—	—	—		—	—	(g)	19.38

BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$8.31	0.01		1.12	1.13	(0.01)	—	—		(0.01)	—		$9.43
May 31, 2009	12.07	(0.01)		(3.47)	(3.48)	—	(0.28)	—	(g)	(0.28)	—		8.31
May 31, 2008	15.72	(0.03)		(2.25)	(2.28)	(0.02)	(1.35)	—		(1.37)	—		12.07
May 31, 2007	14.09	0.12		2.30	2.42	(0.08)	(0.71)	—		(0.79)	—		15.72
May 31, 2006 (j)	13.08	0.07		1.94	2.01	(0.09)	(0.91)	—		(1.00)	—	(g)	14.09
May 31, 2005 (j)	11.31	0.07		2.07	2.14	(0.06)	(0.31)	—		(0.37)	—		13.08
A Shares
November 30, 2009	8.20	(0.02	)(m)	1.11	1.09	— (g)	—	—		— (g)	—		9.29
May 31, 2009	11.98	(0.05)		(3.45)	(3.50)	—	(0.28)	—		(0.28)	—		8.20
May 31, 2008	15.67	(0.11)		(2.23)	(2.34)	—	(1.35)	—		(1.35)	—		11.98
May 31, 2007	14.08	0.04		2.28	2.32	(0.02)	(0.71)	—		(0.73)	—		15.67
May 31, 2006 (f)	14.94	—	(g)	(0.86)	(0.86)	—	—	—		—	—	(g)	14.08

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$10.48	(0.01)		1.51	1.50	(0.01)	—	—		(0.01)	—		$11.97
May 31, 2009 (f)	10.00	(0.01)		0.50	0.49	—	—	(0.01)		(0.01)	—		10.48

BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$9.40	(0.02)		1.88	1.86	—	—	—		—	—		$11.26
May 31, 2009	15.10	(0.10)		(5.60)	(5.70)	—	—	—		—	—		9.40
May 31, 2008	15.38	(0.14)		(0.14)	(0.28)	—	—	—		—	—	(g)	15.10
May 31, 2007	12.55	(0.06)		2.89	2.83	—	—	—		—	—		15.38
May 31, 2006	12.39	(0.16)		0.32	0.16	—	—	—		—	—		12.55
May 31, 2005 (l)	12.49	(0.16)		0.06 (m)	(0.10)	—	—	—		—	—	(g)	12.39

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

			Ratios to Average Net Assets
Total Return(b)(c)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

20.28%		$130,992	(1.06)%	1.35%	1.35%	32%
(32.47)%		95,007	(0.96)%	1.35%	1.35%	90%
1.87%		158,648	(0.94)%	1.25%	1.25%	81%
22.32%		147,362	(0.68)%	1.27%	1.27%	65%
10.27%		122,211	(1.01)%	1.25%	1.26%	80%
2.08%		106,643	(1.19)%	1.23%	1.25%	22%

20.07%		3,478	(1.52)%	1.81%	1.81%	32%
(32.69)%		2,615	(1.46)%	1.85%	1.93%	90%
1.21%		3,553	(1.55)%	1.85%	2.07%	81%
21.64%		1,160	(1.12)%	1.85%	5.11%	65%
(6.11)%		370	(1.55)%	1.80%	11.69%	80%

20.25%		7,738	(1.27)%	1.56%	1.56%	32%
(32.61)%		6,931	(1.26)%	1.65%	1.65%	90%
1.50%		12,387	(1.29)%	1.59%	1.59%	81%
21.85%		13,845	(1.06)%	1.63%	1.63%	65%
9.80%		13,982	(1.44)%	1.68%	1.69%	80%
1.52%		15,281	(1.49)%	1.53%	1.80%	22%

13.57%		$65,754	0.13%	1.38%	1.38%	33%
(28.52)%		58,583	(0.09)%	1.37%	1.37%	76%
(14.97)%		122,737	(0.25)%	1.26%	1.27%	65%
17.71%		145,656	0.86%	1.27%	1.27%	58%
15.79%		113,999	0.50%	1.26%	1.28%	48%
19.09%		85,004	0.58%	1.23%	1.35%	57%

13.30%		474	(0.34)%	1.84%	1.86%	33%
(28.94)%		431	(0.57)%	1.85%	2.38%	76%
(15.39)%		781	(0.84)%	1.85%	2.55%	65%
16.96%		873	0.30%	1.85%	5.22%	58%
(5.76)%		182	(0.29)%	1.80%	41.84%	48%

14.30%		$24,979	(0.21)%	1.50%	1.69%	48%
4.86%		14,620	(0.22)%	1.50%	2.91%	29%

19.79%		$17,155	(0.35)%	1.50%	1.74%	8%
(37.75)%		16,537	(0.96)%	1.50%	1.67%	151%
(1.82)%		29,740	(0.91)%	1.50%	1.70%	131%
22.55%		17,903	(0.45)%	1.50%	1.97%	118%
1.29	%(k)	18,650	(1.15)%	1.50%	1.75%	96%
(0.80)%		20,442	(1.31)%	1.50%	1.50%	16%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized And Unrealized Gains (Losses)	Total from Investment Operations	from Net Investment Income	from Net Realized Gains	from Return of Capital	Total Distributions to Shareholders	Redemption Fees(a)		Net Asset Value, End of Period
BROWN ADVISORY CORE INTERNATIONAL FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$5.25	0.03	0.94	0.97	(0.08)	—	—	(0.08)	—	(g)	$6.14
May 31, 2009	15.39	0.14	(7.16)	(7.02)	(0.26)	(2.86)	—	(3.12)	—		5.25
May 31, 2008	17.69	0.39	(0.51)	(0.12)	(0.36)	(1.82)	—	(2.18)	—		15.39
May 31, 2007	15.60	0.20	2.63	2.83	(0.16)	(0.58)	—	(0.74)	—		17.69
May 31, 2006	12.92	0.15	3.35	3.50	(0.13)	(0.69)	—	(0.82)	—		15.60
May 31, 2005	13.69	0.21	1.34	1.55	(0.19)	(2.13)	—	(2.32)	—		12.92

BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$10.62	0.12	0.16	0.28	(0.12)	—	—	(0.12)	—	(g)	$10.78
May 31, 2009	10.42	0.31	0.21	0.52	(0.32)	—	—	(0.32)	—	(g)	10.62
May 31, 2008	10.29	0.37	0.13	0.50	(0.37)	—	—	(0.37)	—		10.42
May 31, 2007	10.28	0.32	0.01	0.33	(0.32)	—	—	(0.32)	—		10.29
May 31, 2006	10.51	0.29	(0.23)	0.06	(0.29)	—	—	(0.29)	—		10.28
May 31, 2005	10.44	0.30	0.07	0.37	(0.30)	— (g)	—	(0.30)	—		10.51

BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
Institutional Shares
November 30, 2009	$10.76	0.19	0.39	0.58	(0.21)	—	—	(0.21)	—	(g)	$11.13
May 31, 2009	10.76	0.42	0.02	0.44	(0.42)	(0.02)	—	(0.44)	—	(g)	10.76
May 31, 2008	10.46	0.49	0.35	0.84	(0.54)	—	—	(0.54)	—	(g)	10.76
May 31, 2007	10.36	0.47	0.11	0.58	(0.48)	—	—	(0.48)	—		10.46
May 31, 2006	10.76	0.43	(0.39)	0.04	(0.44)	—	—	(0.44)	—	(g)	10.36
May 31, 2005	10.71	0.41	0.06	0.47	(0.42)	—	—	(0.42)	—		10.76
A Shares
November 30, 2009	10.59	0.18	0.38	0.56	(0.20)	—	—	(0.20)	—		10.95
May 31, 2009	10.60	0.39	0.02	0.41	(0.40)	(0.02)	—	(0.42)	—		10.59
May 31, 2008	10.28	0.45	0.35	0.80	(0.48)	—	—	(0.48)	—		10.60
May 31, 2007	10.19	0.43	0.11	0.54	(0.45)	—	—	(0.45)	—		10.28
May 31, 2006	10.59	0.39	(0.38)	0.01	(0.41)	—	—	(0.41)	—		10.19
May 31, 2005	10.55	0.37	0.06	0.43	(0.39)	—	—	(0.39)	—		10.59

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

18.55%	$109,825	1.06%	1.46%	1.46%	30%
(44.96)%	108,872	1.79%	1.40%	1.40%	64%
(1.34)%	336,143	2.41%	1.26%	1.26%	124%
18.62%	353,177	1.24%	1.24%	1.24%	33%
27.89%	287,710	1.06%	1.31%	1.31%	35%
11.44%	195,690	1.56%	1.33%	1.36%	78%

2.69%	$180,261	2.31%	0.64%	0.64%	4%
5.06%	170,970	2.93%	0.46%	0.70%	9%
4.93%	94,001	3.55%	0.27%	0.77%	10%
3.21%	92,409	3.06%	0.71%	0.80%	6%
0.65%	82,118	2.83%	0.80%	0.80%	8%
3.58%	73,981	2.80%	0.75%	0.81%	5%

5.40%	$258,175	3.55%	0.63%	0.63%	11%
4.24%	190,708	3.97%	0.63%	0.63%	32%
7.70%	142,412	4.54%	0.58%	0.58%	56%
5.72%	128,463	4.46%	0.60%	0.60%	25%
0.42%	111,564	4.09%	0.60%	0.61%	33%
4.31%	96,484	3.77%	0.60%	0.64%	39%

5.29%	31,033	3.35%	0.84%	0.84%	11%
3.97%	28,090	3.73%	0.87%	0.87%	32%
7.47%	23,519	4.25%	0.86%	0.86%	56%
5.39%	18,428	4.16%	0.90%	0.90%	25%
0.06%	15,525	3.71%	0.97%	0.97%	33%
4.09%	16,823	3.48%	0.88%	1.07%	39%

See Notes to Financial Statements.

Financial Highlights

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to May 31, 2009.
(i)	A Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(j)	Shares issued and outstanding as for April 25, 2006 were reclassified as Institutional Shares.
(k)	The Fund’s total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).
(l)	Financial information is that of the Predecessor Fund.
(m)	The amount shown for the year, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

See Notes to Financial Statements.

Notes to Financial Statements

November 30, 2009

Note 1. Organization

Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Value Fund (“Small-Cap Value Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Core International Fund (“Core International Fund”), and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of Forum Funds (the “Trust”). Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) is a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently has twenty-seven investment portfolios, ten of which appear in this report. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund’s shares of beneficial interest without par value.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional Shares	A Shares		D Shares
Growth Equity Fund	06/28/99	04/25/06		—
Value Equity Fund	01/28/03	04/25/06		—
Flexible Value Fund	11/30/06	01/24/07		—
Small-Cap Growth Fund	06/28/99	04/25/06	(1)	09/20/02	(1)
Small-Cap Value Fund	10/31/03	04/25/06		—
Small-Cap Fundamental Value Fund	12/31/08	—		—
Opportunity Fund	06/29/98	—		—
Core International Fund	01/28/03	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)

On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

The A Shares of Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, and Small-Cap Value Fund have a maximum front-end sales charge of 3.50% of the purchase price; the A Shares of Flexible Value Fund have a maximum front-end sales charge of 4.75% of the purchase price; the A Shares of Intermediate Income Fund have a maximum front-end sales charge of 1.50% of the purchase price.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small-Cap Value Fund, Small-Cap Fundamental Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital. Core International Fund’s investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and

Notes to Financial Statements

November 30, 2009

liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates. In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards CodificationsTM (“ASC” or the “Codification”) 105, “Generally Accepted Accounting Principles,” which establishes the Codification as the sole source of authoritative generally accepted accounting principles. Accordingly, the Funds have updated references to generally accepted accounting principles in these Notes to Financial Statements.

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Options traded on an exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Shares of open-end mutual funds are valued at net asset value (“NAV”). Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor or a sub-advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security’s market price and may not be the price at which the asset may be sold. Fair value estimates for securities for which no or limited observable market data is available are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Various data inputs are used in determining the value of the Funds’ investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements

November 30, 2009

The following is a summary of the inputs used to value the Funds’ Investments as of November 30, 2009:

	Level 1		Level 2		Level 3		Total
Fund	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**
Growth Equity Fund*
Security Type
Common Stock	$82,589,227	$—	$—	$—	$—	$—	$82,589,227	$—
Money Market Fund	—	—	3,004,848	—	—	—	3,004,848	—

Total	$82,589,227	$—	$3,004,848	$—	$—	$—	$85,594,075	$—

Value Equity Fund*
Security Type
Common Stock	$144,429,141	$—	$—	$—	$—	$—	$144,429,141	$—
Money Market Fund	—	—	3,711,845	—	—	—	3,711,845	—

Total	$144,429,141	$—	$3,711,845	$—	$—	$—	$148,140,986	$—

Flexible Value Fund*
Security Type
Common Stock	$16,617,371	$—	$—	$—	$—	$—	$16,617,371	$—
Money Market Fund	—	—	613,590	—	—	—	613,590	—

Total	$16,617,371	$—	$613,590	$—	$—	$—	$17,230,961	$—

Small-Cap Growth Fund*
Security Type
Common Stock	$131,192,310	$—	$—	$—	$—	$—	$131,192,310	$—
Private Placement	—	—	—	—	336,015	—	336,015	—
Money Market Fund	—	—	11,059,383	—	—	—	11,059,383	—

Total	$131,192,310	$—	$11,059,383	$—	$336,015	$—	$142,587,708	$—

Small-Cap Value Fund*
Security Type
Common Stock	$63,705,572	$—	$—	$—	$0	$—	$63,705,572	$—
Corporate Bond	—	—	—	—	84,770	—	84,770	—
Money Market Fund	—	—	2,599,316	—	—	—	2,599,316	—

Total	$63,705,572	$—	$2,599,316	$—	$84,770	$—	$66,389,658	$—

Small-Cap Fundamental Value Fund*
Security Type
Common Stock	$22,868,291	$—	$—	$—	$—	$—	$22,868,291	$—
Preferred Stock	246,978	—	—	—	—	—	246,978	—
Investment Company	458,162	—	—	—	—	—	458,162	—
Money Market Fund	—	—	1,487,188	—	—	—	1,487,188	—

Total	$23,573,431	$—	$1,487,188	$—	$—	$—	$25,060,619	$—

Opportunity Fund*
Security Type
Common Stock	$16,048,856	$—	$—	$—	$—	$—	$16,048,856	$—
Money Market Fund	—	—	1,143,039	—	—	—	1,143,039	—

Total	$16,048,856	$—	$1,143,039	$—	$—	$—	$17,191,895	$—

Core International Fund*
Security Type
Common Stock	$106,647,221	$—	$—	$—	$—	$—	$106,647,221	$—
Preferred Stock	973,912	—	—	—	—	—	973,912	—
Rights	—	—	76,091	—	—	—	76,091	—
Exchanged Traded Fund	567,501	—	—	—	—	—	567,501	—
Money Market Fund	—	—	601,447	—	—	—	601,447	—

Total	$108,188,634	$—	$677,538	$—	$—	$—	$108,866,172	$—

Notes to Financial Statements

November 30, 2009

	Level 1		Level 2		Level 3		Total
Fund	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**	Investment Securities	Other Financial Instruments**
Maryland Bond Fund*
Security Type
Certificates of Participation	$—	$—	$1,334,439	$—	$—	$—	$1,334,439	$—
Municipal Bonds	—	—	168,639,904	—	—	—	168,639,904	—
Money Market Fund	—	—	8,674,612	—	—	—	8,674,612	—

Total	$—	$—	$178,648,955	$—	$—	$—	$178,648,955	$—

Intermediate Income Fund*
Security Type
Corporate Bonds & Notes	$—	$—	$60,006,456	$—	$—	$—	$60,006,456	$—
US Government & Agency Obligations	—	—	197,750,075	—	—	—	197,750,075	—
Yankee Dollar	—	—	2,191,986	—	—	—	2,191,986	—
Money Market Fund	—	—	14,187,410	—	—	—	14,187,410	—

Total	$—	$—	$274,135,927	$—	$—	$—	$274,135,927	$—

*	Please refer to the Schedule of Investments for further breakout of each security type by geographical region and/or industry type.
**	Other financial instruments are derivative instruments not reflected in the schedules of portfolio investments, such as futures, forwards, written options, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of November 30, 2009, Montagu Newhall Global Partners IV, LP (“Montagu Newhall”), a private placement security held in Small-Cap Growth Fund, First City Liquidating Trust Loans Assets Corp. (“FCLT”), a common stock held in Small-Cap Value Fund, and B&G Foods, Inc. (“B&G Foods”), a corporate bond held in Small-Cap Value Fund, are securities priced at fair value as determined by the Board’s pricing committee pursuant to the Board’s valuation procedures. The inputs and valuation techniques used to measure fair value are as follows: Montagu Newhall was fair valued based upon capital calls made to date and financial information received directly from Montagu Newhall, FCLT was priced based upon best available information and B&G

Foods, a newly acquired security for which there was limited information available, was priced using par value. There were no changes in the valuation techniques used since the annual report for Montagu Newhall and FCLT. B&G Foods is a new fair valued security for the period ended November 30, 2009.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Brown Advisory Small-Cap Growth Fund	Brown Advisory Small-Cap Value Fund
	Investments in Private Placement	Investments in Common Stock	Investments in Corporate Bond
Balance as of May 31, 2009	$321,433	$0	$—
Accrued Accretion/(Amortization)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(25,418)	—	—
Net Purchases/(Sales)	40,000	—	—
Transfers In/(Out)	—	—	84,770

Balance as of November 30, 2009	$336,015	$0	$84,770

Security Transactions, Investment Income and Realized Gain and Loss – For financial reporting purposes, investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after

Notes to Financial Statements

November 30, 2009

exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Core International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The volume of foreign currency contracts will generally be representative of the volume of security trades throughout the reporting period that were denominated in foreign currencies.

Options – Each Fund, except Flexible Value Fund, Maryland Bond Fund and Intermediate Income Fund may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Currently, most Funds do not have any intention of investing in options for purposes other than hedging or equitizing cash. Small-Cap Fundamental Value Fund and Core International Fund may invest in options and futures for purposes of achieving their investment objective, portfolio management, risk mitigation, hedging, equitizing cash or for purposes of enhancing total return.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The activity, volume and premiums received for the period are listed in the table below.

	Small-Cap Fundamental Value Fund
	Number of Contracts	Premiums Received
Outstanding at 5/31/2009	115	$20,701
Options written	345	63,978
Options expired	(120)	(11,280)
Options exercised	(340)	(73,399)

Outstanding at 11/30/2009	—	$—

Notes to Financial Statements

November 30, 2009

At November 30, 2009, Small-Cap Fundamental Value Fund had no outstanding written options. No other Funds had options activity during the period.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedules of Investments.

Securities Lending – Core International Fund may lend portfolio securities in order to earn additional income. The Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund did not lend portfolio securities during the six-months ended November 30, 2009.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund and Core International Fund. For Small-Cap Fundamental Value Fund distributions of net investment income are declared and paid at least annually. For Maryland Bond Fund and Intermediate Income Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of November 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns for the last three tax year ends, the last of which was May 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or classes in an equitable manner.

The Funds’ class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges Institutional Shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements

November 30, 2009

Derivatives – The Funds’ use of derivatives for the period ended November 30, 2009 was limited to writing options and foreign currency contracts. The description of the derivative instruments, including the primary underlying risk exposures related to each instrument type and volume of use is outlined in the above sections. There were no open derivative positions as of November 30, 2009 and thus there was no disclosure on the Statements of Assets and Liabilities. The following tables are a summary of the impact of derivatives on the Statements of Operations during the period ended November 30, 2009.

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on foreign currency translations	Flexible Value Fund Core International Fund	$892 29,388	$	— (38,022)

Equity Contracts	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) on written options	Small-Cap Fundamental Value Fund	$11,263		$37,949

Recent Accounting Pronouncements – In September 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2009-12 (“ASU 2009-12”) to ASC 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent)”, which became effective for interim and annual periods ending after December 15, 2009. ASU 2009-12 permits a reporting entity to measure the fair value of an investment, that does not have a readily determinable fair value, based on the net asset value per share of the investment as a practical expedient. In using the net asset value per share as a practical expedient, certain attributes of the investment, that may negatively impact the fair value of the investment, are not considered in measuring fair value. Attributes include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date, any unfunded commitments, and the investment strategies of the investees. Management is currently evaluating the impact the adoption of ASU 2009-12 will have on the Funds’ financial statement disclosures.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor – Brown Investment Advisory, Incorporated (the “Advisor” or “Brown”), a wholly owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Fund	Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85%
Small-Cap Growth Fund	1.00%
Small-Cap Value Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Core International Fund	1.00	%(1)
Maryland Bond Fund	0.35%
Intermediate Income Fund	0.35%

(1)

The Advisor is also entitled to receive, with Board approval, a maximum annual fee of 0.05% of the Fund’s average daily net assets as reimbursement for consulting services costs incurred with respect to the Fund.

Notes to Financial Statements

November 30, 2009

Subject to the general oversight of the Board and the Advisor during the period of the report, the following sub-advisors (each a “Sub-Advisor”) made the investment decisions for the following Funds:

Fund	Sub-Advisor
Small-Cap Value Fund	Cardinal Capital Management, L.L.C.
Core International Fund	Munder Capital Management

The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Advisor, Citi Fund Services Ohio, Inc. (“Citi”) or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund’s A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund, except Flexible Value Fund, Opportunity Fund and Intermediate Income Fund, which is equal to 0.25% of the average daily net assets of A Shares and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Distribution Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the period ended November 30, 2009, the Distributor did not retain any of the front-end sales charges assessed on the sale of A Shares. For the period ended November 30, 2009, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares.

Other Service Providers – Citi provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Funds with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer, as well as additional compliance support functions. Certain Trust officers are also officers or employees of FCS. In addition, the Principal Executive Officer is a control affiliate and an officer of the Distributor. Neither the Distributor or FCS, nor any of their officers or employees who serves as an officer of the Funds, has any role in determining any Fund’s investment policies or which securities are to be purchased or sold by the Funds.

BIAT, the parent company of the Advisor, is the custodian for each Fund except Core International Fund and Intermediate Income Fund. Each of Core International Fund and Intermediate Income Fund have appointed Citibank, N.A. as custodian. Each custodian may employ sub-custodians to provide custody of each Fund’s domestic and/or foreign assets.

For its services, BIAT receives a fee, accrued daily and paid monthly, of 0.011% of each Fund’s first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for

Notes to Financial Statements

November 30, 2009

the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Funds is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds.

Note 4. Fee Waivers and Expense Reimbursements

During the period, the Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2010 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85%, and Opportunity Fund Institutional Shares to 1.50% for each of the class’ average daily net assets. The Advisor has voluntarily agreed to waive its fees through September 30, 2010 to limit total annual operating expenses for Small-Cap Fundamental Value Fund Institutional Shares, Flexible Value Fund A Shares, and Flexible Value Fund Institutional Shares to 1.50%, 1.35% and 1.10% for each of the class’ average daily net assets, respectively. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the six-months ended November 30, 2009, fees waived and expenses reimbursed were as follows:

Investment Advisor Waived and Reimbursed
Growth Equity Fund	$349
Flexible Value Fund	41,276
Small-Cap Growth Fund	11
Small-Cap Value Fund	40
Small-Cap Fundamental Value Fund	19,509
Opportunity Fund	20,868

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the six-months ended November 30, 2009, were as follows:

	Investment Securities		US Government Obligations
	Purchases	Sales	Purchases	Sales
Growth Equity Fund	$21,870,573	$9,310,817	$—	$—
Value Equity Fund	43,573,085	40,580,868	—	—
Flexible Value Fund	2,335,166	2,012,773	—	—
Small-Cap Growth Fund	47,333,005	37,939,473	—	—
Small-Cap Value Fund	19,929,450	21,179,223	—	—
Small-Cap Fundamental Value Fund	16,414,264	9,305,748	—	—
Opportunity Fund	1,280,508	4,279,332	—	—
Core International Fund	33,169,779	48,666,750	—	—
Maryland Bond Fund	17,917,247	6,410,786	—	—
Intermediate Income Fund	83,057,787	26,095,757	64,443,108	16,478,422

Notes to Financial Statements

November 30, 2009

Note 6. Federal Income Tax and Investment Transactions

As of May 31, 2009, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Appreciation (Depreciation)	Total
Growth Equity Fund	$—	$—	$—	$(10,728,733)	$502,588	$(10,226,145)
Value Equity Fund	—	1,167,923	—	(72,855,573)	1,768,105	(69,919,545)
Flexible Value Fund	—	—	—	(6,186,760)	(2,763,084)	(8,949,844)
Small-Cap Growth Fund	—	—	—	(37,030,400)	2,184,628	(34,845,772)
Small-Cap Value Fund	—	—	—	(40,913,984)	306,845	(40,607,139)
Small-Cap Fundamental Value Fund	—	—	—	(295,129)	1,255,694	960,565
Opportunity Fund	—	—	—	(123,228,836)	421,120	(122,807,716)
Core International Fund	—	940,648	—	(109,834,274)	(26,661,291)	(135,554,917)
Maryland Bond Fund	327,632	—	—	(83,718)	3,342,243	3,586,157
Intermediate Income Fund	—	988,874	—	(3,033,106)	4,307,386	2,263,154

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities as of May 31, 2009, are primarily due to wash sales, post-October losses and dividend payables.

As of May 31, 2009, the capital loss carryovers available to offset future capital gains are as follows:

	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total Capital Loss Carryovers
Growth Equity Fund	$—	$—	$—	$—	$—	$—	$—	$4,509,656	$4,509,656
Value Equity Fund	—	—	—	—	—	—	—	27,273,624	27,273,624
Flexible Value Fund	—	—	—	—	—	—	3,629,053	—	3,629,053
Small-Cap Growth Fund	—	—	—	—	—	—	—	11,479,190	11,479,190
Small-Cap Value Fund	—	—	—	—	—	—	—	6,306,553	6,306,553
Small-Cap Fundamental Value Fund	—	—	—	—	—	—	—	—	—
Opportunity Fund	20,954,523	35,701,503	22,922,793	458,257	32,106,135	—	—	6,595,707	118,808,918
Core International Fund	—	—	—	—	—	—	—	34,247,166	34,247,166
Maryland Bond Fund	—	—	—	—	—	74,523	4,432	—	78,955
Intermediate Income Fund	—	—	—	—	—	—	—	—	—

Note 7. Concentration of Risk

Core International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Maryland Bond Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers’ ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise and vice versa. This effect is usually more pronounced for longer-term securities.

Please refer to the Prospectus for a complete description of the risks associated with the Funds.

Notes to Financial Statements

November 30, 2009

Note 8. Subsequent Events

The Board resolved that effective January 1, 2010, the Brown Advisory Small-Cap Value Fund will be renamed the Brown Cardinal Small Companies Fund. In addition, the benchmark is changing effective January 1, 2010 from the Russell 2000 Value Index to the Russell 2000 Index to better reflect Small-Cap Value Fund’s investments.

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through January 27, 2010, the date the financial statements were available to be issued. Management has determined that, except as set forth above, there are no material events that would require disclosure in the Funds’ financial statements through this date.

Additional Information

November 30, 2009

Investment Advisory Agreement Approval

At the August 18, 2009 Board meeting, the Board, including the Trustees that are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”) and, as applicable, the sub-advisory agreements pertaining to certain Funds (the “Sub-Advisory Agreements”). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by the Advisor, Cardinal Capital Management, L.L.C. and Munder Capital Management (the “Sub-Advisors”) and the Funds’ administrator, including information regarding the Advisor and Sub-Advisors, their personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisor and Sub-Advisors, including information on the investment performance of the Advisor and any Sub-Advisors; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Funds; (3) the advisory fee and total expense ratios of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor and any Sub-Advisor from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each of the members of the Board may have attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with presentations from the Advisor, the Board discussed the Advisor’s and each Sub-Advisor’s personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Advisor and Sub-Advisors under the Advisory and Sub-Advisory Agreements. The Board considered the quality of the investment research capabilities of the Advisor and other resources dedicated to performing services for the Funds. The quality of supervisory and other services also were considered. With respect to Small-Cap Value Fund and Core International Fund, the Board noted that the Advisor recommended approval of a continuation of the Sub-Advisors for the Funds. The Board considered the professional experience and qualifications of each Fund’s portfolio manager.

Performance

Based on an explanation by the Advisor, the Board considered the Advisor’s approach to managing the Funds, as well as information regarding each Fund’s performance. In connection with the renewal of the Sub-Advisory Agreements, the Board also considered the performance of the Small-Cap Value Fund and the Core International Fund and concluded that, overall, it was satisfied with the nature, extent and quality of services provided. The Board considered each Fund’s Institutional Shares performance as of the period ended June 30, 2009 for the following periods based on the length of time the Fund has been in existence:

more than 1 year, but less than 3 years – six months and one year;

more than 3 years, but less than 5 years – 1 year and 3 years;

more than 5 years, but less than 10 years – 1 year, 3 years and 5 years.

Growth Equity Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1-, 3- and 5- year periods and had outperformed its benchmark, the S&P 500 Index, for the 1-, 3- and 5- year periods. The Board considered that the Advisor represented that (i) the Fund continues to pursue companies with strong, sustainable earnings growth, and (ii) this approach is aligned with the Advisor’s investment philosophy.

Value Equity Fund. The Board considered that the Fund had been ranked in the mid quartile in its Lipper Inc. peer group for the 1- year period and the bottom quartile in its Lipper Inc. peer group for the 3- and 5- year periods and had underperformed its benchmark, the S&P 500 Index, for the three periods. The Board considered that the Advisor represented that (i) the Fund continues to seek to achieve capital appreciation and (ii) its portfolio was well diversified across many industries.

Flexible Value Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- year period and had outperformed its benchmark, the S&P 500 Index, for the 1- year period.

Additional Information

November 30, 2009

Small-Cap Growth Fund. The Board considered that the Fund had been ranked in the mid quartile in its Lipper peer group for the 1-year period, top quartile in its Lipper Inc. peer group for the 3-year period, and the mid quartile for the 5- year period and had underperformed its benchmark, the Russell 2000 Growth Index, for the 1-year period but outperformed the Russell 2000 Growth Index for the 3- year and 5- year periods. The Board considered that the Advisor represented that the Fund is employing a disciplined, long-term investment philosophy based on fundamental due diligence and valuation analyses.

Small-Cap Value Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- year period and in the mid quartile in its Lipper Inc. peer group for the 3- and 5- year periods and had outperformed its benchmark, the Russell 2000 Value Index, for the 1-year period, underperformed its benchmark for the 3- year period, and outperformed its benchmark for the 5- year period.

Small-Cap Fundamental Value Fund. The Board considered that the Fund had been ranked in the mid quartile in its Lipper Inc. peer group for the 6 month period and had outperformed its benchmark, the Russell 2000 Value Index, for the 6 month period.

Opportunity Fund. The Board considered that the Fund had been ranked in the mid quartile of its Lipper Inc. peer group for the 1- and 3- year periods and in the bottom quartile for the 5- year period. The Board noted that the Fund had underperformed its benchmark, the Russell 3000 Index, for the 1- year period, outperformed its benchmark for the 3- year period, and underperformed its benchmark for the 5- year period. The Board noted that the Advisor represented that the Fund seeks to implement the best ideas from the Advisor’s research team across market capitalization and investment strategy.

Core International Fund. The Board considered that the Fund had been ranked in the bottom quartile of its Lipper Inc. peer group for the 1-, 3- and 5- year periods. The Board considered that the Fund underperformed its benchmark, the MSCI Europe, Australiasia and Far East Index, for the 1-, 3- and 5- year periods. The Board noted that the Advisor had replaced the Fund’s Sub-Advisors with a new Sub-Advisor in 2007.

Maryland Bond Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- and 3- year periods and in the mid quartile for the 5- year period. The Board considered that the Fund underperformed its benchmark, the Barclay Capital 1-10 Year Blended Municipal Bond Index, for the 1-, 3- and 5- year periods. In addition, the Board considered the Advisor’s explanation that the dominance of Maryland securities in the Fund tends to keep returns below the benchmark that is comprised of all states, since Maryland bonds are rated highly and consistently carry lower yields.

Intermediate Income Fund. The Board considered that the Fund had been ranked in the mid quartile in its Lipper Inc. peer group for the 1- year period and in the top quartile in its Lipper Inc. peer group for the 3- and 5- year periods. The Board considered that the Fund underperformed its benchmarks, the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Barclays Capital Intermediate U.S. Government/Credit Bond Index, for the 1-, 3- and 5- year periods. The Board noted the Advisor’s representation that the Fund continues to pursue a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Based on, among other things, the information described above, the Board concluded that in the context of all the factors presented the performance of each Fund was acceptable.

Compensation

The Board considered the Advisor’s compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds. While the Board considered the compensation for all of the Funds’ share classes, only the share class in existence the longest is reported here.

Growth Equity Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Value Equity Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Additional Information

November 30, 2009

Flexible Value Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and actual total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

Small-Cap Growth Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Small-Cap Value Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

Small-Cap Fundamental Value Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and actual total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

Opportunity Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group after taking into account the Fund’s contractual fee waivers and expense reimbursements.

Core International Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and total expenses of the Fund were higher than the mean but lower than the median total expenses of its Lipper Inc. peer group.

Maryland Bond Fund. The Board noted that the contractual investment advisory fee, absent waiver, was the same as the median and higher than the mean advisory fee rates of the Lipper Inc. peer group, while the total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Intermediate Income Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Advisor and, as applicable, Sub-Advisors to each Fund as compared to those that are included in the fees paid by other funds. Based on the foregoing, in the context of all the factors presented, the Board concluded that the Advisor’s advisory fee rates charged to the Funds were reasonable.

The sub-advisory fee is paid by the Advisor.

Costs of Services and Profitability

The Board then considered information provided by the Advisor and the Sub-Advisors regarding its costs of services and profitability with respect to each Fund. The Board considered the Advisor’s profitability analysis, which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Advisor’s returns attributable to management of each Fund was reasonable in light of the services provided by the Advisor to the Fund. The Board reviewed the Advisor’s and the Sub-Advisors’ financial statements and concluded that it appears to be financially able to provide investment advisory services to the Funds.

Economies of Scale

The Board then considered whether each Fund would benefit from any economies of scale, noting that the investment advisory fee rates for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Additional Information

November 30, 2009

Other Benefits

The Board considered that the Advisor and Sub-Advisors may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. The Board also considered the Advisor’s and Sub-Advisors’ trading practices and brokerage allocation policies, including their policies with respect to soft dollar arrangements. The Board concluded that other benefits received by the Advisor and Sub-Advisors were not material factors with respect to renewing the Advisory Agreement and Sub-Advisory Agreements.

Conclusion

Prior to voting, the Board reviewed a memorandum from legal counsel to the Funds discussing the legal standards applicable to its consideration of the Advisory and Sub-Advisory Agreements. In connection therewith, the Board discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Advisor and its Sub-Advisors, as provided in the Advisory and Sub-Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

Proxy Voting Information

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund’s portfolio and each Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available, without charge and upon request, by calling 800-540-6807 or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Each Fund’s Form N–Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees, as applicable; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees, as applicable; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 through November 30, 2009.

Actual Expenses – Each “Actual Return” row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

Additional Information

November 30, 2009

to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000.00	$1,246.20	$6.42	1.14%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.35	5.77	1.14%
A Shares
Actual Return	1,000.00	1,243.20	8.94	1.59%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.10	8.04	1.59%

Value Equity Fund
Institutional Shares
Actual Return	1,000.00	1,266.80	5.97	1.05%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.80	5.32	1.05%
A Shares
Actual Return	1,000.00	1,265.40	8.58	1.51%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.50	7.64	1.51%

Flexible Value Fund
Institutional Shares
Actual Return	1,000.00	1,240.60	6.18	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.55	5.57	1.10%
A Shares
Actual Return	1,000.00	1,237.10	7.57	1.35%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.30	6.83	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	1,000.00	1,202.80	7.45	1.35%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.30	6.83	1.35%
A Shares
Actual Return	1,000.00	1,200.70	9.99	1.81%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.99	9.15	1.81%
D Shares
Actual Return	1,000.00	1,202.50	8.61	1.56%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.25	7.89	1.56%

Small-Cap Value Fund
Institutional Shares
Actual Return	1,000.00	1,135.70	7.39	1.38%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.15	6.98	1.38%
A Shares
Actual Return	1,000.00	1,133.00	9.84	1.84%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.84	9.30	1.84%

Additional Information

November 30, 2009

	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	$1,000.00	$1,143.00	$8.06	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%

Opportunity Fund
Institutional Shares
Actual Return	1,000.00	1,197.90	8.26	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%

Core International Fund
Institutional Shares
Actual Return	1,000.00	1,185.50	8.00	1.46%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.75	7.38	1.46%

Maryland Bond Fund
Institutional Shares
Actual Return	1,000.00	1,026.90	3.25	0.64%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.86	3.24	0.64%

Intermediate Income Fund
Institutional Shares
Actual Return	1,000.00	1,054.00	3.24	0.63%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.91	3.19	0.63%
A Shares
Actual Return	1,000.00	1,052.90	4.32	0.84%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.86	4.26	0.84%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-period).

INVESTMENT ADVISOR

Brown Investment Advisory, Incorporated

901 South Bond Street

Suite 400

Baltimore, Maryland 21231

www.brownadvisory.com

TRANSFER AGENT

Citigroup Fund Services, LLC

3435 Stelzer Road

Columbus, Ohio 43219

800-540-6807

DISTRIBUTOR

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

120-SAR-1109

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not accept nominees to the board of directors from shareholders.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3)    Not applicable.

(b)        Certifications as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forum Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date January 29, 2010

By (Signature and Title)*	/s/ Trudance L.C. Bakke
Trudance L. C. Bakke, Principal Financial Officer

Date January 29, 2010